UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-05549

                              Reynolds Funds, Inc.
                              --------------------

               (Exact name of registrant as specified in charter)

                             Wood Island, 3rd Floor
                        80 East Sir Francis Drake Blvd.
                              Larkspur, CA  94939
                              -------------------

              (Address of principal executive offices) (Zip code)

                             Frederick L. Reynolds
                          Reynolds Capital Management
                            Wood Island, Third Floor
                        80 East Sir Francis Drake Blvd.
                          Larkspur, California  94939
                          ---------------------------
                    (Name and address of agent for service)

                                 (415) 461-7860
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2005


ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------
                                                                   ANNUAL REPORT
                                                              SEPTEMBER 30, 2005

                                 REYNOLDS FUNDS
                              NO-LOAD MUTUAL FUNDS

REYNOLDS
BLUE CHIP GROWTH FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
OPPORTUNITY FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
FUND
SEEKING LONG-TERM CAPITAL APPRECIATION

REYNOLDS
BALANCED FUND
(F/K/A/ REYNOLDS U.S. GOVERNMENT BOND FUND)
SEEKING CAPITAL APPRECIATION AND INCOME

REYNOLDS
MONEY MARKET FUND
SEEKING A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH PRESERVATION OF CAPITAL AND A STABLE NET ASSET VALUE

                                 1-800-773-9665
                             WWW.REYNOLDSFUNDS.COM

                                 REYNOLDS FUNDS

                                                               November 14, 2005
Dear Fellow Shareholders:

  This past year can be characterized as a period of many crosscurrents for the U.S. economy including rising interest rates, natural disasters, volatile energy prices and a growing domestic economy. The four Reynolds Stock Funds all provided positive returns during the 12 month period ended September 30, 2005. We continue to emphasize ownership of high quality companies in growth industries with excellent prospects for enhancing shareholder value.

  As of February 1, 2005, the Reynolds U. S. Government Bond Fund has a new name and new investment objectives. It is now the Reynolds Balanced Fund and its new investment objectives are "Seeking Capital Appreciation and Income". The Balanced Fund will invest in both fixed income securities and common stocks, most of which provide dividend income. The Balanced Fund's portfolio will consist of 20% to 80% fixed income securities and 20% to 80% equity securities at any given time. As of September 30, 2005 its investments were 53.6% fixed income securities (bonds), 44.8% equity securities and 1.6% short-term money market instruments and receivables. The Fund's new NASDAQ symbol is RBALX.

  The Reynolds Funds have offered the Reynolds Money Market Fund since 1991 as a way to provide current income, consistent liquidity and preservation of capital. As of September 30, 2005, the Reynolds Money Market Fund had assets of $4.8 million. This level of assets is too small to operate this Fund efficiently. As a result, we are in the process of closing the Reynolds Money Market Fund and offering the First American Treasury Obligations Fund, a money market fund offered by an affiliate of our transfer agent, U.S. Bancorp Fund Services, LLC as a money market alternative to our shareholders. This Fund will offer many free shareholder conveniences including automatic investment and withdrawal plans and check writing access to your funds and will also be linked to any holdings you have in the Reynolds Funds. This Fund will also be included on your quarterly statements.

  The U.S. economy continues in an expansionary mode. Gross Domestic Product
(GDP) grew at a 3.6% rate in the nine months ended September 30, 2005. GDP is estimated to increase 3.5% in calendar 2005 and 3.4% in 2006 after increasing 4.2% in calendar 2004. Inflation increased at a rate of 2.7% in the nine months ended September 30, 2005 as measured by the GDP Deflator. Inflation is estimated to increase 2.4% in calendar 2005 and 2.9% in 2006 after increasing 2.6% in 2004. Spending by consumers and capital spending by companies have been some of the strongest sectors of the economy. In the nine months ended September 30, 2005 nearly 1.6 million jobs have been created.

  The Federal Reserve has raised short-term interest rates twelve times starting in June 2004 through November 2005. However, long-term interest rates are still at 40 year lows. We believe that raising interest rates is the correct thing for the Federal Reserve to do. Previously they reduced interest rates to an artificially low level to stimulate the economy. Now that the economy is strong and jobs are being created the Fed should move toward a more normal level of interest rates to protect against future economic imbalances including inflation. Other investment considerations have recently included negative geopolitical news including terrorism, hurricane damage, negative events in Iraq and attempts to slow down China's strong growth, which has been a key driver of Asian and worldwide growth.

  Oil prices have risen during the past 9 months. Higher oil prices are a tax on consumers in terms of higher fuel prices. However, the U.S economy is now more service oriented and is not as dependent on oil as it was twenty years ago when it was more heavily industrial oriented. Oil consumption currently accounts for 12% of GDP. Twenty years ago it accounted for 18% of GDP. Alan Greenspan, the Chairman of the Federal Reserve Board, estimated that these higher oil prices would make the GDP growth rate 0.5% less than it would have been.

  In the long run, the strength of the economy and the level of corporate profitability have been key factors in determining the valuations of common stocks. We believe that these factors, which are currently positive, are the more important factors at the present time. Over the long-term, interest rates have typically risen during economic expansions and typically the stock market has appreciated. If interest rates do not go up too rapidly from here (the Federal Reserve has indicated that it will raise rates slowly) or too far, it should not be a significant negative for stocks.

             OPPORTUNISTIC INVESTING IN COMPANIES OF VARIOUS SIZES

  Three of the Reynolds Stock Funds invest in companies of various sizes as classified by their market capitalizations. A company's market capitalization is calculated by taking the number of shares the company has outstanding multiplied by its current market price. This is one way that the Reynolds Stock Funds differentiate their investment styles. Other considerations in selecting companies for the portfolios include revenue growth rates, product innovations, financial strength, management's knowledge and experience plus the overall economic and geopolitical environments and interest rates.

                         REYNOLDS BLUE CHIP GROWTH FUND
                       Portfolio as of September 30, 2005
                       ----------------------------------

               Giant                                       26.75%
               Large                                       37.09%
               Medium                                      26.65%
               Small                                        7.98%
               Micro                                        1.53%

                           REYNOLDS OPPORTUNITY FUND
                       Portfolio as of September 30, 2005
                       ----------------------------------

               Giant                                        6.48%
               Large                                        9.57%
               Medium                                      37.85%
               Small                                       36.91%
               Micro                                        9.19%

                                 REYNOLDS FUND
                       Portfolio as of September 30, 2005
                       ----------------------------------

               Giant                                        5.84%
               Large                                       12.09%
               Medium                                      30.27%
               Small                                       33.68%
               Micro                                       18.12%

     Source: Morningstar web site and Morningstar Market Cap Breakpoints

     Giant-cap stocks are defined as the group that accounts for the top 40% of the capitalization of the Morningstar domestic stock universe; large-cap stocks represent the next 30%; medium-cap stocks represent the next 20%; and small-cap stocks represent the balance. Micro is defined as smaller than the "small" breakpoint.

     Market caps are the minimum in each cap group; therefore, the minimum large market cap is the large-medium breakpoint and medium is the medium-small breakpoint. As of September 30, 2005 the minimums in each cap group are as follows:
                                               (in millions)
                           Giant                 $43,753.77
                           Large                  $8,917.94
                           Medium                 $1,586.15
                           Small                    $455.42
                           Micro                   <$455.42

LOW INTEREST RATES BY HISTORICAL STANDARDS ARE A SIGNIFICANT POSITIVE FOR STOCK
                                   VALUATIONS

  Since June 2004, the Federal Reserve Board has raised short-term interest rates twelve times to stabilize the economy. Although interest rates have been rising, they remain at low levels. Low interest rates usually result in higher stock valuations for many reasons including:

     (1) Borrowing costs of corporations are lower resulting in higher business confidence and profits.

     (2) Borrowing costs of individuals are lower which increases consumer confidence and spending.

     (3)  Cash is not as attractive as an alternative investment to stocks.

     (4) A company's stock is usually valued by placing a present value on that company's future stream of earnings and dividends. The present value should be higher when interest and inflation rates are low.

                       THE REYNOLDS BLUE CHIP GROWTH FUND

  The long-term strategy of the Reynolds Blue Chip Growth Fund is to emphasize investment in growth companies. Occasionally, these companies go out of favor for a while. However, these companies should continue to build value if their earnings grow and their stocks should begin appreciating again when they return to favor. The Blue Chip Fund's total return was 9.27 % for the twelve months ended September 30, 2005.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2005)

                       CUMULATIVE TOTAL RETURN      AVERAGE ANNUAL TOTAL RETURN
                       -----------------------      ---------------------------
     One Year                   9.27%                            9.27%
     Three years               50.33%                           14.56%
     Five Years               -55.72%                          -15.03%
     Ten Years                 60.60%                            4.85%
     Since inception
       (August 12, 1988)      234.41%                            7.30%

                         THE REYNOLDS OPPORTUNITY FUND

  The Reynolds Opportunity Fund usually invests in medium to smaller size growth companies. A long-term investment in the Reynolds Opportunity Fund should be a good complement to a long-term investment in the Reynolds Blue Chip Growth Fund and the Reynolds Fund. The Reynolds Opportunity Fund's total return was
8.68 % for the twelve months ended September 30, 2005.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2005)

                      CUMULATIVE TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
                      ----------------------        ---------------------------
     One Year                   8.68%                            8.68%
     Three years               69.16%                           19.15%
     Five Years               -55.18%                          -14.83%
     Ten Years                 40.50%                            3.46%
     Since inception
       (January 30, 1992)      99.12%                            5.17%

                               THE REYNOLDS FUND

  The Reynolds Fund is a general stock fund and is intended to be a long-term investment holding. The Fund may own common stocks of all types and sizes and will mainly invest in common stocks of U.S. headquartered companies. While the Fund will generally invest in "growth" stocks, it may also invest in "value" stocks. The Reynolds Fund's total return was 6.86% for the twelve months ended September 30, 2005.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2005)

                      CUMULATIVE TOTAL RETURN       AVERAGE ANNUAL TOTAL RETURN
                      -----------------------       ---------------------------
     One Year                   6.86%                            6.86%
     Three years               91.36%                           24.15%
     Five Years               -56.16%                          -15.21%
     Since inception
       (October 1, 1999)      -42.40%                           -8.78%

                           THE REYNOLDS BALANCED FUND

  The Reynolds Balanced Fund is the successor to the Reynolds U. S. Government Bond Fund and its new investment objectives are "Seeking Capital Appreciation and Income". The Balanced Fund is designed to satisfy many of the income objectives of our investors. The Balanced Fund will invest in both fixed income securities and common stocks, most of which provide dividend income. Most of the time, the Balanced Fund's portfolio will consist of 20% to 80% fixed income securities and 20% to 80% equity securities. The fixed income portion of the portfolio emphasizes quality investments in U.S. Treasury and Federal Agency Bonds (issued by the Federal Home Loan Bank - FHLB, Federal Home Loan Mortgage Corp. - FHLMC and Federal National Mortgage Association - FNMA), Treasury Notes and Treasury Bills of varying maturities. The Balanced Fund is actively managed and the fixed income portion of the Fund is invested in bonds having different maturities, which reduces the risk that a large percentage of the bonds in the Fund mature at an inopportune time for reinvestment. The average maturity of the bonds in the Fund is continually reevaluated and adjusted based on short- and long-term economic, inflation, and interest rate forecasts. Common stocks will be evaluated based on current earnings and dividends and the future earnings prospects for the companies. The portfolio will be diversified by industry and generally include companies with larger market capitalizations.

  As of September 30, 2005 the Fund's investments were 53.6% fixed income securities (bonds), 44.8% equity securities and 1.6% short-term money market instruments and receivables. The Fund's total return was 2.15% for the twelve months ended September 30, 2005.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2005)

                         CUMULATIVE TOTAL                  AVERAGE ANNUAL
                            RETURN*<F1>                  TOTAL RETURN*<F1>
                            -----------                  -----------------
     One Year                   2.15%                            2.15%
     Three Years                5.03%                            1.65%
     Five Years                13.46%                            2.56%
     Ten Years                 43.81%                            3.70%
     Since inception
       (January 30, 1992)      72.01%                            4.05%

          *<F1> Prior to January 31, 2005, the Balanced Fund was known as the Reynolds U.S. Government Bond Fund and it invested primarily in U.S. Government securities.

                             REYNOLDS BALANCED FUND
                       Portfolio as of September 30, 2005
                       ----------------------------------

               Stocks                                      44.79%
               Bonds                                       53.64%
               Cash & Cash Equivalents                      1.57%

                         THE REYNOLDS MONEY MARKET FUND

  The Reynolds Money Market Fund is designed to provide for investor's short-term cash management needs.

  As of September 30, 2005 the Fund's total net assets were $4,818,393. The dollar weighted average days to maturity of the Fund was 10.88 days.

PERFORMANCE HIGHLIGHTS (AS OF SEPTEMBER 30, 2005)

                       CUMULATIVE TOTAL RETURN      AVERAGE ANNUAL TOTAL RETURN
                       -----------------------      ---------------------------
     One Year                   1.72%                            1.72%
     Three Years                2.33%                            0.77%
     Five Years                 7.82%                            1.52%
     Ten Years                 36.99%                            3.20%
     Since inception
       (January 30, 1991)      63.83%                            3.42%

                               MONEY MARKET FUND
                       Portfolio as of September 30, 2005
                       ----------------------------------

               U.S. Treasury Bills                         89.17%
               Cash & Cash Equivalents                     10.83%

                              ECONOMIC DISCUSSION

                               THE WORLD ECONOMY

  There are more than 1.3 billion people in the world who will be experiencing a higher standard of living and using and consuming more products as capitalism grows in China, Eastern Europe, and Russia. Many other countries, such as India and the democratic countries in Latin America, have rapidly emerging middle classes that desire western goods and services and governments that are encouraging foreign investment. Worldwide inflation remains low. There are many reasons for this, including: (1) committed central bankers; (2) fiscal restraint by governments; (3) economic systems are more efficient; (4) cost cutting and restructuring is spreading to many countries; (5) more efficient private-sector operations are replacing inefficient state-run enterprises; and (6) excess capacity exists in many markets.

  The Blue Chip, Opportunity, and Reynolds Funds and the equity portion of the Balanced Fund are well positioned to participate in these long-term worldwide growth trends through their investments in U.S. headquartered and foreign headquartered companies whose stocks or American Depository Receipts (ADRs) trade in the United States. We have some investments in foreign headquartered companies in the Reynolds Stock Funds and the Reynolds Balanced Fund at the present time. We are planning on increasing our investments in foreign headquartered companies in the future where we believe that the long-term fundamentals are positive and their stock prices are attractive.

                                THE U.S. ECONOMY

  The U.S. economy continues in a positive mode. The efficiencies of the economy resulting from such things as technology enhancements and productivity increases are impressive.

  Consumer spending represents approximately 65% of GDP and has been a positive. GDP increased 4.2% in 2004 compared to 3.0% in 2003, 1.9% in 2002, 0.8% in 2001, 3.7% in 2000 and 4.4% in 1999. GDP is estimated to increase 3.5% in 2005 and 3.4% in 2006.

  U.S. inflation is low relative to the last thirty-five years due to such factors as global competition, advances in technology resulting in increasing productivity and technology innovations that are helping to lower production and distribution costs. U.S. inflation increased 2.6% in 2004 after increasing 2.3% in 2003, 1.6% in 2002, 2.8% in 2001, 3.4% in 2000 and 2.2% in 1999. U.S.
inflation is estimated to increase 2.4% in 2005 and 2.9% in 2006.

                               INVESTMENT OUTLOOK

  There are many investment positives. Among them are: (1) the economy is growing; (2) corporate profits are rising; (3) job growth is strong; (4) even though interest rates are probably going to climb, they are increasing from a low level, so there's room for them to go up and not slow down the economy in a dangerous way; (5) U.S. industry is more competitive than at any time in the past quarter century and U.S. companies are the leaders in the majority of industries worldwide; (6) U. S. productivity continues to increase; (7) the Internet is beginning to produce efficiencies; (8) consumer spending has remained high; (9) most indicators in the economy are positive; (10) corporate cost cutting has been very successful; and (11) price-earnings ratios are in line with historical averages.

  Some possible investment negatives, which we are watching are: (1) the possibility of higher inflation resulting in such things as higher interest rates; (2) high energy prices; (3) large federal spending and federal deficits;
(4) possible terrorist attacks; (5) U. S. dollar weakness; (6) Iraq; (7) efforts to slow China's economic boom; and (8) natural disasters such as hurricanes and earthquakes.

                      INFORMATION ABOUT THE REYNOLDS FUNDS

  REYNOLDSFUNDS.COM WEB SITE: You can now access current information about your investment holdings via our web site, reynoldsfunds.com. You must first request a personal identification number (PIN) by calling our shareholder service representatives at (800) 773-9665. You will be able to view your account list, account detail (including balances), transaction history, distributions, and current Fund prices. Additional information available (PIN number not needed) includes quarterly updates of the returns of the Reynolds Funds and the First American Treasury Obligations Fund, top ten holdings of each portfolio, and industry percentages. Also, detailed statistics and graphs of past performances from a link to MSN Money for the various Reynolds Funds and the First American Treasury Obligations Fund.

  FOR AUTOMATIC CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 (1-800-7REYNOLDS) twenty-four hours-a-day, seven days a week and press "any key" then "1". The updated current net asset values for all of the Reynolds Funds are usually available each business day after 5 P.M. (PST).

  FOR FIRST AMERICAN TREASURY OBLIGATIONS FUND AND REYNOLDS MONEY MARKET FUND (UNTIL IT IS CLOSED) CURRENT ONE AND SEVEN DAY YIELDS: Call 1-800-773-9665 and press "any key" then "1".

  FOR SHAREHOLDERS TO AUTOMATICALLY ACCESS THEIR CURRENT ACCOUNT INFORMATION:
Call 1-800-773-9665 (twenty-four hours-a-day, seven days a week), press "any key" then "2" and enter your 16 digit account number which appears at the top right of your statement.

  TO SPEAK TO A FUND REPRESENTATIVE REGARDING QUESTIONS, CURRENT ACCOUNT INFORMATION AND CURRENT DAILY NET ASSET VALUES: Call 1-800-773-9665 and press "0" from 6 A.M. to 5 P.M. (PST).

  SHAREHOLDER STATEMENT FREQUENCY: Consolidated statements summarizing all Reynolds Funds and First American Treasury Obligations Fund accounts held by a shareholder are sent quarterly. In addition, individual Fund statements are sent whenever a transaction occurs. These transactions are: (1) statements are sent for any of the Funds when a shareholder purchases or redeems shares; (2) Blue Chip, Opportunity and Reynolds Fund statements are sent twice a year if and when any ordinary income or capital gains are distributed; (3) Balanced Fund statements are sent quarterly when dividends are paid; and (4) First American Treasury Obligations Fund statements are sent quarterly.

  TAX REPORTING: Individual 1099 forms, which summarize any dividend income and any long- or short-term capital gains, are sent annually to shareholders each January. The percentage of income earned from various government securities, if any, for the Reynolds Funds and the First American Treasury Obligations Fund are also reported in January.

  MINIMUM INVESTMENT: $1,000 for regular and retirement accounts ($100 for additional investments for all accounts - except for the Automatic Investment Plan, which is $50 for regular and retirement plan accounts).

  PROTOTYPE PLANS FOR RETIREMENT PLANS: All types are offered including the Roth IRA, Coverdell Education Savings Account, SIMPLE IRA Plan, 401k, SEP IRA, 403b and Fund Sponsored Qualified Retirement Plans.

  AUTOMATIC INVESTMENT PLAN: There is no charge to automatically debit your checking account to invest in any of the Reynolds Funds or the First American Treasury Obligations Fund ($50 minimum for any of these Funds) at periodic intervals to make automatic purchases in any of these Funds. This is useful for dollar cost averaging.

  SYSTEMATIC WITHDRAWAL PLAN: For shareholders with a $10,000 minimum starting balance, there is no charge to automatically redeem shares ($100 minimum) in any of the Reynolds Funds or the First American Treasury Obligations Fund as often as monthly and send a check to you or transfer funds to your bank account.

  EXCHANGES OR REGULAR REDEMPTIONS BETWEEN THE REYNOLDS FUNDS AND/OR THE FIRST AMERICAN TREASURY OBLIGATIONS FUND: As often as desired - no charge.

  NASDAQ SYMBOLS: Reynolds Blue Chip Growth Fund - RBCGX, Reynolds Opportunity Fund - ROPPX, Reynolds Fund - REYFX, Reynolds Balanced Fund - RBALX, Reynolds Money Market Fund - REYXX, and First American Treasury Obligations Fund - FATXX.

  PORTFOLIO MANAGER: Frederick Reynolds is the portfolio manager of each of the Reynolds Funds.

  THE REYNOLDS FUNDS ARE NO-LOAD: No front-end sales commissions or deferred sales charges ("loads") are charged. Over 40% of all mutual funds impose these marketing charges that are ultimately paid by the shareholder. These marketing charges are either: (1) a front-end fee or "load" in which up to 5% of a shareholder's assets are deducted from the original investment (some funds even charge a fee when a shareholder reinvests capital gains or dividends); or (2) a back-end penalty fee or "load" which is typically deducted from a shareholder's account if a shareholder redeems within five years of the original investment. These fees reduce a shareholder's return. The Reynolds Funds are No-Load as they do not have these extra charges.

  We appreciate your continued confidence in the Reynolds Funds and would like to welcome our new shareholders. One hundred percent of our Company's pension plan is invested in the Reynolds Funds. We look forward to strong results in the future.

Sincerely,

/s/ Frederick L. Reynolds
Frederick L. Reynolds
President

      80 East Sir Francis Drake Blvd. o Larkspur, CA 94939 o 415-461-7860

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Reynolds Funds unless accompanied or preceded by the Funds' current prospectus. Performance data quoted represents past
                               ---------------------------------------
performance; past performance does not guarantee future results.  The investment
----------------------------------------------------------------
return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.reynoldsfunds.com.

Reynolds Funds, Inc.

COST DISCUSSION

As a shareholder of the Reynolds Funds, you do not incur (except as described below) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees, but do incur ongoing costs, including management fees; distribution [and/or service] (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Reynolds Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 through September 30, 2005.

ACTUAL EXPENSES

The first line of each Fund in the table below provides information about actual account values and actual expenses for that particular Reynolds Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Reynolds Funds transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with a Reynolds Fund. To determine your total costs of investing in a Reynolds Fund, you would need to add any applicable wire or IRA processing fees you've incurred during the period to the costs provided in the example below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a particular Reynolds Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Reynolds Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                   Beginning Account               Ending Account           Expenses Paid During
                                                      Value 4/1/05                 Value 9/30/05         Period*<F2> 4/1/05-9/30/05
                                                      ------------                  ------------         --------------------------
Reynolds Blue Chip Growth Fund Actual                  $1,000.00                     $1,054.00                        $8.60
Hypothetical (5% return before expenses)               $1,000.00                     $1,016.70                        $8.44
Reynolds Opportunity Fund Actual                       $1,000.00                     $1,071.10                       $10.69
Hypothetical (5% return before expenses)               $1,000.00                     $1,014.70                       $10.40
Reynolds Fund Actual                                   $1,000.00                     $1,072.60                       $16.26
Hypothetical (5% return before expenses)               $1,000.00                     $1,009.40                       $15.77
Reynolds Balanced Fund Actual                          $1,000.00                     $1,032.20                        $6.37
Hypothetical (5% return before expenses)               $1,000.00                     $1,018.80                        $6.33
Reynolds Money Market Fund Actual                      $1,000.00                     $1,011.00                        $3.33
Hypothetical (5% return before expenses)               $1,000.00                     $1,021.80                        $3.34


*<F2> Expenses are equal to the Funds' annualized expense ratio of 1.67%, 2.06%, 3.13%, 1.25% and 0.66%, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2005 and September 30, 2005).

Reynolds Blue Chip Growth Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The Reynolds Blue Chip Growth Fund's performance was positively affected in its fiscal year ended September 30, 2005 by, among other things, the strengthening economy and stronger corporate earnings. The Fund's performance was negatively affected by, among other things, higher interest rates and energy costs, problems in Iraq and natural disasters such as hurricanes. The Fund increased 3.67% and the S&P 500 Index increased 6.88% during the first half of the fiscal year (six months ended March 31, 2005). The Fund increased 5.40% and the S&P 500 increased 5.02% during the second half of the fiscal year (six months ended September 30, 2005). The S&P 500 increased 12.25% during the twelve months ended September 30, 2005. The Blue Chip Fund was particularly helped by its emphasis on growth stocks in industries with stronger long-term outlooks, including: (1) Communications such as Motorola, Inc.; (2) Energy Services such as Schlumberger Ltd.; (3) Financial Services including discount brokerage companies such as Ameritrade Holding Corp.; (4) Medical including Biotechnology such as Genentech, Inc. and Health Maintenance Organizations such as United Health Group Inc.; (5) Internet such as Google Inc.; (6) Computer and Peripherals with leisure products and services such as Apple Computer, Inc.; and
(7) Retail Stores such as Nordstrom, Inc. and Specialty Retailers such as Urban Outfitters, Inc. The Fund underperformed the S&P 500 Index in the first six months of the fiscal year mainly due to its overweighting in Technology including Semiconductors such as Intel Corp. and Semiconductor Capital Spending such as Applied Materials, Inc. The Fund outperformed the S&P 500 Index in the second half of the fiscal year mainly due to its overweighting in: (1) Energy Services such as Schlumberger Ltd.; (2) Integrated Oil and Gas such as Burlington Resources Inc.; (3) Oil and Gas Refining and Marketing such as Valero Energy Corp.; and (4) Technology such as Apple Computer, Inc. and Google Inc.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
            REYNOLDS BLUE CHIP GROWTH FUND AND S&P 500 INDEX(1)<F3>

      DATE      REYNOLDS BLUE CHIP GROWTH FUND        S&P 500 INDEX
      ----      ------------------------------        -------------
     9/30/95                $10,000                       $10,000
     9/30/96                $11,810                       $12,040
     9/30/97                $16,912                       $16,940
     9/30/98                $19,782                       $18,490
     9/30/99                $29,388                       $23,631
   9/30/2000                $36,247                       $26,770
   9/30/2001                $16,188                       $19,643
   9/30/2002                $10,678                       $15,619
   9/30/2003                $15,208                       $19,430
   9/30/2004                $14,685                       $22,125
   9/30/2005                $16,046                       $24,836

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN
                 1-YEAR              5-YEAR                  10-YEAR
                 ------              ------                  -------
                 9.27%              -15.03%                   4.85%

(1)<F3> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Blue Chip Growth Fund

SCHEDULE OF INVESTMENTS
September 30, 2005

     SHARES                                                         VALUE
     ------                                                         -----
LONG-TERM INVESTMENTS -- 97.0% (A)<F5>
COMMON STOCKS -- 95.1% (A)<F5>
               ADVERTISING -- 0.8%
      26,000   ValueClick, Inc.*<F4>                            $   444,340

               AIRLINES/AEROSPACE -- 0.7%
       2,000   Boeing Co.                                           135,900
       1,000   General Dynamics Corp.                               119,550
       2,000   United Technologies Corp.                            103,680
                                                                -----------
                                                                    359,130
               APPAREL -- 0.6%
       8,000   Gildan Activewear Inc.*<F4>                          305,840

               APPLICATION SOFTWARE -- 1.1%
       5,000   Compuware Corp.*<F4>                                  47,500
       6,000   SAP AG SP-ADR                                        259,980
      12,863   Symantec Corp.*<F4>                                  291,476
                                                                -----------
                                                                    598,956
               AUTOMOTIVE -- 0.4%
       6,000   Advance Auto Parts, Inc.*<F4>                        232,080

               BEVERAGES -- 0.2%
       2,500   Hansen Natural Corp.*<F4>                            117,700

               BIOTECHNOLOGY -- 2.5%
       3,000   Amgen Inc.*<F4>                                      239,010
       9,500   Genentech, Inc.*<F4>                                 799,995
       1,500   Gilead Sciences, Inc.*<F4>                            73,140
       2,500   Sepracor Inc.*<F4>                                   147,475
       6,000   ViroPharma Inc.*<F4>                                 124,800
                                                                -----------
                                                                  1,384,420
               BUILDING -- 1.6%
      10,000   Home Depot, Inc.                                     381,400
       8,000   Lowe's Companies, Inc.                               515,200
                                                                -----------
                                                                    896,600
               BUSINESS SOFTWARE & SERVICES -- 0.4%
       1,500   MICROS Systems, Inc.*<F4>                             65,625
       2,500   Rockwell Automation Inc.                             132,250
                                                                -----------
                                                                    197,875

               CABLE TV/BROADCASTING -- 3.1%
       5,000   Grupo Televisa S.A. SP-ADR                           358,550
      50,000   Sirius Satellite Radio Inc.*<F4>                     327,500
      28,500   XM Satellite Radio Holdings Inc.*<F4>              1,023,435
                                                                -----------
                                                                  1,709,485
               COMMUNICATION EQUIPMENT -- 3.9%
      11,575   American Tower Corp.*<F4>                            288,796
      22,000   Corning Inc.*<F4>                                    425,260
      17,500   L.M. Ericsson Telephone Co. ADR                      644,700
      16,000   McDATA Corp.*<F4>                                     83,840
       4,000   NETGEAR, Inc.*<F4>                                    96,240
       4,500   QUALCOMM Inc.                                        201,375
      38,000   Tellabs, Inc.*<F4>                                   399,760
                                                                -----------
                                                                  2,139,971
               COMMUNICATIONS SERVICES -- 0.3%
       6,500   Crown Castle International Corp.*<F4>                160,095

               COMPUTER & PERIPHERALS -- 4.0%
      19,500   Apple Computer, Inc.*<F4>                          1,045,395
       3,000   Hewlett-Packard Co.                                   87,600
       9,900   International Business Machines Corp.                794,178
       6,000   Komag, Inc.*<F4>                                     191,760
       3,000   Palm, Inc.*<F4> (Formerly PalmOne, Inc.)              84,990
                                                                -----------
                                                                  2,203,923
               COMPUTER NETWORKING -- 0.8%
       4,500   Juniper Networks, Inc.*<F4>                          107,055
      12,500   WebEx Communications, Inc.*<F4>                      306,375
                                                                -----------
                                                                    413,430
               COMPUTER SOFTWARE & SERVICES -- 0.5%
       4,500   Autodesk, Inc.                                       208,980
       1,000   Macromedia, Inc.*<F4>                                 40,670
                                                                -----------
                                                                    249,650
               DRUGS -- 0.2%
       3,000   Amylin Pharmaceuticals, Inc.*<F4>                    104,370

               ENERGY-SERVICES -- 6.6%
       1,000   Baker Hughes Inc.                                     59,680
       7,000   BJ Services Co.                                      251,930
       1,000   Cooper Cameron Corp.*<F4>                             73,930
       8,000   Diamond Offshore Drilling, Inc.                      490,000
       2,000   Halliburton Co.                                      137,040
       6,000   Helmerich & Payne, Inc.                              362,340
       2,000   Nabors Industries, Ltd.*<F4>                         143,660
       2,000   Noble Corp.                                          136,920
       2,500   Rowan Companies, Inc.                                 88,725
      10,000   Schlumberger Ltd.                                    843,800
      11,000   Smith International, Inc.                            366,410
       8,500   Transocean Inc.*<F4>                                 521,135
       3,500   Veritas DGC Inc.*<F4>                                128,170
                                                                -----------
                                                                  3,603,740
               FINANCIAL SERVICES -- 2.6%
       1,500   American Express Co.                                  86,160
         500   Bear Stearns Companies Inc.                           54,875
       9,000   E*TRADE Financial Corp.*<F4>                         158,400
       2,500   Goldman Sachs Group, Inc.                            303,950
       2,500   Lehman Brothers Holdings Inc.                        291,200
       5,000   Merrill Lynch & Co., Inc.                            306,750
       3,000   Paychex, Inc.                                        111,240
       8,000   Charles Schwab Corp.                                 115,440
                                                                -----------
                                                                  1,428,015
               FOODS -- 0.1%
       2,000   Dean Foods Co.*<F4>                                   77,720

               GOLD & SILVER -- 0.5%
       5,000   Barrick Gold Corp.                                   145,250
       2,000   Newmont Mining Corp.                                  94,340
       3,000   Placer Dome Inc.                                      51,450
                                                                -----------
                                                                    291,040
               GROCERY STORES -- 0.1%
       2,000   Safeway Inc.                                          51,200

               HEALTH MAINTENANCE ORGANIZATIONS -- 5.0%
       6,000   Aetna Inc.                                           516,840
       2,000   CIGNA Corp.                                          235,720
       8,000   HCA, Inc.                                            383,360
       4,000   Humana Inc.*<F4>                                     191,520
      11,000   UnitedHealth Group Inc.                              618,200
       8,000   Universal Health Services, Inc. Cl B                 381,040
       5,000   WellPoint Inc.*<F4>                                  379,100
                                                                -----------
                                                                  2,705,780
               HOME BUILDERS -- 0.8%
       3,000   KB Home, Inc.                                        219,600
       2,000   Pulte Homes, Inc.                                     85,840
       2,000   Ryland Group, Inc.                                   136,840
                                                                -----------
                                                                    442,280
               HOTEL -- 2.6%
       3,500   Harrah's Entertainment, Inc.                         228,165
       4,000   Marriott International, Inc.                         252,000
       8,000   MGM MIRAGE*<F4>                                      350,160
      10,000   Starwood Hotels & Resorts Worldwide, Inc.            571,700
                                                                -----------
                                                                  1,402,025
               HOUSEHOLD PRODUCTS -- 0.3%
       1,000   Gillette Co.                                          58,200
       1,500   Procter & Gamble Co.                                  89,190
                                                                -----------
                                                                    147,390
               INDUSTRIAL METALS & MINERALS -- 1.5%
       1,000   Arch Coal, Inc.                                       67,500
       2,000   Peabody Energy Corp.                                 168,700
         500   Phelps Dodge Corp.                                    64,965
      13,500   Titanium Metals Corp.*<F4>                           534,060
                                                                -----------
                                                                    835,225
               INSURANCE -- 0.1%
       1,500   AFLAC INC.                                            67,950

               INTEGRATED OIL & GAS -- 4.9%
       1,000   Amerada Hess Corp.                                   137,500
       1,500   Anadarko Petroleum Corp.                             143,625
       9,000   Burlington Resources Inc.                            731,880
       1,000   Chevron Corp.
                 (Formerly ChevronTexaco Corp.)                      64,730
       1,000   EnCana Corp.                                          58,310
       1,000   Exxon Mobil Corp.                                     63,540
       2,500   Imperial Oil Ltd.                                    287,650
       1,500   Kerr-McGee Corp.                                     145,665
       2,000   Marathon Oil Corp.                                   137,860
      12,000   Noble Energy, Inc.                                   562,800
       1,500   Occidental Petroleum Corp.                           128,145
       1,000   Total SA SP-ADR                                      135,820
       1,000   Vintage Petroleum, Inc.                               45,660
                                                                -----------
                                                                  2,643,185
               INTERNET INFORMATION PROVIDERS -- 3.0%
       3,500   Google Inc.*<F4>                                   1,107,610
       8,000   WebMD Corp.*<F4>                                      88,640
      13,500   Yahoo! Inc.*<F4>                                     456,840
                                                                -----------
                                                                  1,653,090
               INTERNET SOFTWARE & SERVICES -- 0.2%
       3,000   Red Hat, Inc.*<F4>                                    63,570
       3,000   Redback Networks Inc.*<F4>                            29,760
                                                                -----------
                                                                     93,330
               MACHINERY -- 0.4%
       4,000   Caterpillar Inc.                                     235,000

               MEDICAL SERVICES -- 0.8%
       1,000   Cerner Corp.*<F4>                                     86,930
       1,000   Express Scripts, Inc.*<F4>                            62,200
       1,500   Omnicare, Inc.                                        84,345
       1,000   Psychiatric Solutions, Inc.*<F4>                      54,230
       2,000   Quality Systems, Inc.                                138,180
                                                                -----------
                                                                    425,885
               MEDICAL SUPPLIES -- 1.1%
       2,000   Bausch & Lomb Inc.                                   161,360
       9,500   McKesson Corp.                                       450,775
                                                                -----------
                                                                    612,135
               NATURAL GAS -- 4.7%
       1,000   Cabot Oil & Gas Corp.                                 50,510
       3,500   Devon Energy Corp.                                   240,240
       8,500   EOG Resources, Inc.                                  636,650
       9,000   Equitable Resources, Inc.                            351,540
       2,000   Kinder Morgan, Inc.                                  192,320
       1,000   Newfield Exploration Co.*<F4>                         49,100
       3,000   Questar Corp.                                        264,360
       7,500   Southwestern Energy Co.*<F4>                         550,500
       3,500   Williams Companies, Inc.                              87,675
       3,000   XTO Energy, Inc.                                     135,960
                                                                -----------
                                                                  2,558,855
               OIL & GAS REFINING & MARKETING -- 4.3%
       8,000   Frontier Oil Corp.                                   354,800
       6,500   Holly Corp.                                          415,870
       7,000   Sunoco, Inc.                                         547,400
       5,000   Tesoro Corp.                                         336,200
       6,000   Valero Energy Corp.                                  678,360
                                                                -----------
                                                                  2,332,630
               RESTAURANTS -- 3.3%
       1,500   Darden Restaurants, Inc.                              45,555
      36,000   Luby's, Inc.*<F4>                                    470,160
       2,000   McDonald's Corp.                                      66,980
       3,000   P.F. Chang's China Bistro, Inc.*<F4>                 134,490
       4,000   Panera Bread Co.*<F4>                                204,720
       8,000   Papa John's International, Inc.*<F4>                 400,960
       2,500   Wendy's International, Inc.                          112,875
       7,500   Yum! Brands, Inc.                                    363,075
                                                                -----------
                                                                  1,798,815
               RETAIL-SPECIALTY -- 10.4%
      10,500   Abercrombie & Fitch Co.                              523,425
      14,500   American Eagle Outfitters, Inc.                      341,185
       4,750   bebe stores, inc.                                     83,125
       5,000   Bed Bath & Beyond Inc.*<F4>                          200,900
      19,500   Best Buy Co., Inc.                                   848,835
      16,500   Chico's FAS, Inc.*<F4>                               607,200
       3,000   Coach, Inc.*<F4>                                      94,080
      15,000   eBay Inc.*<F4>                                       618,000
       3,500   Michaels Stores, Inc.                                115,710
       4,000   NIKE, Inc. Cl B                                      326,720
       3,000   Office Depot, Inc.*<F4>                               89,100
       6,750   Staples, Inc.                                        143,910
       6,000   Starbucks Corp.*<F4>                                 300,600
       6,000   Tiffany & Co.                                        238,620
      25,000   Urban Outfitters, Inc.*<F4>                          735,000
       2,500   Walgreen Co.                                         108,625
       2,000   Whole Foods Market, Inc.                             268,900
                                                                -----------
                                                                  5,643,935
               RETAIL STORES -- 5.2%
      12,500   Costco Wholesale Corp.                               538,625
       1,500   J.C. Penney Company, Inc. (Holding Co.)               71,130
       3,000   Kohl's Corp.*<F4>                                    150,540
       6,500   Longs Drug Stores Corp.                              278,785
      27,000   Nordstrom, Inc.                                      926,640
       7,500   Target Corp.                                         389,475
      10,500   Wal-Mart Stores, Inc.                                460,110
                                                                -----------
                                                                  2,815,305
               SECURITY SOFTWARE & SERVICES -- 0.4%
       1,500   Check Point Software
                 Technologies Ltd.*<F4>                              36,480
       3,500   McAfee, Inc.*<F4>                                    109,970
       2,000   SafeNet, Inc.*<F4>                                    72,620
                                                                -----------
                                                                    219,070
               SEMICONDUCTOR CAPITAL SPENDING -- 1.1%
       4,500   KLA-Tencor Corp.                                     219,420
      26,000   Kulicke and Soffa Industries, Inc.*<F4>              188,500
       6,000   Novellus Systems, Inc.*<F4>                          150,480
       3,000   Teradyne, Inc.*<F4>                                   49,500
                                                                -----------
                                                                    607,900
               SEMICONDUCTORS -- 5.8%
       8,000   Advanced Micro Devices, Inc.*<F4>                    201,600
      16,000   Broadcom Corp.*<F4>                                  750,560
       5,500   Lam Research Corp.*<F4>                              167,585
      26,000   LSI Logic Corp.*<F4>                                 256,100
       2,500   Marvell Technology Group Ltd.*<F4>                   115,275
       4,000   MEMC Electronic Materials, Inc.*<F4>                  91,160
      15,500   National Semiconductor Corp.                         407,650
       1,500   SanDisk Corp.*<F4>                                    72,375
      31,500   Texas Instruments Inc.                             1,067,850
                                                                -----------
                                                                  3,130,155

               SERVICES -- 3.0%
      17,000   Administaff, Inc.                                    675,580
       4,500   FedEx Corp.                                          392,085
       6,500   United Parcel Service, Inc. Cl B                     449,345
       2,500   Weight Watchers
                 International, Inc.*<F4>                           128,950
                                                                -----------
                                                                  1,645,960
               TELECOMMUNICATIONS -- 0.2%
      12,000   Lucent Technologies Inc.*<F4>                         39,000
      17,000   Nortel Networks Corp.*<F4>                            55,420
                                                                -----------
                                                                     94,420
               TELEPHONE SERVICES -- 0.1%
       8,000   Time Warner Telecom Inc.*<F4>                         62,400

               UTILITIES -- 1.1%
       2,000   Chesapeake Energy Corp.                               76,500
       2,000   Chesapeake Utilities Corp.                            70,300
       5,500   Edison International                                 260,040
       1,000   Energen Corp.                                         43,260
       1,500   FPL Group, Inc.                                       71,400
       1,500   PG&E Corp.                                            58,875
                                                                -----------
                                                                    580,375
               WIRELESS COMMUNICATION -- 3.8%
       3,000   Brightpoint, Inc.*<F4>                                57,420
      40,000   Motorola, Inc.                                       883,600
      11,500   Nextel Partners, Inc.*<F4>                           288,650
       7,500   Research In Motion Ltd.*<F4>                         513,000
      10,745   Sprint Nextel Corp.                                  255,516
       1,000   United States Cellular Corp.*<F4>                     53,420
                                                                -----------
                                                                  2,051,606
                                                                -----------
                   Total common stocks
                     (cost $41,107,088)                          51,774,281
                                                                -----------
MUTUAL FUNDS -- 1.9% (A)<F5>
       4,000   Biotech HOLDRs Trust                                 762,880
       2,000   Oil Service HOLDRs Trust                             248,000
                                                                -----------
                   Total mutual funds
                     (cost $868,127)                              1,010,880
                                                                -----------
                   Total long-term investments
                     (cost $41,975,215)                          52,785,161

    PRINCIPAL
     AMOUNT
     ------
SHORT-TERM INVESTMENTS -- 0.3% (A)
               VARIABLE-RATE DEMAND NOTE -- 0.3%
    $189,373   U.S. Bank, N.A., 3.59%                               189,373
                                                                -----------
                   Total short-term investments
                     (cost $189,373)                                189,373
                                                                -----------
                   Total investments -- 97.3%(A)<F5>
                     (cost $42,164,588)                          52,974,534
               Cash and receivables, less
                 liabilities -- 2.7% (A)<F5>                      1,466,896
                                                                -----------
                   Net Assets -- 100%                           $54,441,430
                                                                -----------
                                                                -----------
*<F4>     Non-income producing security.
(A)<F5> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this schedule.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2005

ASSETS:
  Investments in securities, at value
    (cost $42,164,588)                                         $ 52,974,534
  Receivable from investments sold                                4,068,468
  Dividends and interest receivable                                  23,447
  Receivable from shareholders for purchases                             50
                                                               ------------
      Total assets                                             $ 57,066,499
                                                               ------------
                                                               ------------
LIABILITIES:
  Payable to brokers for securities purchased                  $  2,463,728
  Payable to adviser for management fees                             44,877
  Due to custodian                                                   25,410
  Payable to administrator for administrative fees                    6,953
  Payable to shareholders for redemptions                             2,000
  Interest payable                                                      417
  Other liabilities                                                  81,684
                                                               ------------
      Total liabilities                                           2,625,069
                                                               ------------
NET ASSETS:
  Capital Stock, $0.01 par value; 40,000,000 shares
    authorized; 1,846,741 shares outstanding                    148,046,381
  Net unrealized appreciation on investments                     10,809,946
  Accumulated net realized loss on investments                 (104,414,897)
                                                               ------------
      Net assets                                                 54,441,430
                                                               ------------
      Total liabilities and net assets                         $ 57,066,499
                                                               ------------
                                                               ------------
CALCULATION OF NET ASSET VALUE PER SHARE:
  Net asset value, offering and redemption price
    per share ($54,441,430 / 1,846,741 shares outstanding)     $      29.48
                                                               ------------
                                                               ------------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INCOME:
  Dividends                                                     $   366,418
  Interest                                                           62,611
                                                                -----------
     Total income                                                   429,029
                                                                -----------
EXPENSES:
  Management fees                                                   694,884
  Transfer agent fees                                               155,370
  Administrative services                                           102,192
  Printing and postage expense                                       67,887
  Distribution fees                                                  56,025
  Custodian fees                                                     54,687
  Professional fees                                                  32,585
  Registration fees                                                  25,067
  Insurance expense                                                  23,106
  Board of Directors fees                                             5,000
  Other expenses                                                     30,412
                                                                -----------
     Total expenses                                               1,247,215
                                                                -----------
NET INVESTMENT LOSS                                                (818,186)
                                                                -----------
NET REALIZED LOSS ON INVESTMENTS                                 (1,254,985)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS              9,115,304
                                                                -----------
NET GAIN ON INVESTMENTS                                           7,860,319
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 7,042,133
                                                                -----------
                                                                -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Blue Chip Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2005 and 2004


                                                                                        2005                   2004
                                                                                        ----                   ----
OPERATIONS:
  Net investment loss                                                              $   (818,186)            $ (1,569,629)
  Net realized (loss) gain on investments                                            (1,254,985)                 667,155
  Net change in unrealized appreciation on investments                                9,115,304                1,230,289
                                                                                   ------------             ------------
     Net increase in net assets resulting from operations                             7,042,133                  327,815
                                                                                   ------------             ------------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (326,996 and 1,748,524 shares, respectively)            9,250,294               54,718,743
  Cost of shares redeemed (1,601,561 and 3,599,902 shares, respectively)            (46,060,648)            (109,740,156)
                                                                                   ------------             ------------
     Net decrease in net assets derived from Fund share activities                  (36,810,354)             (55,021,413)
                                                                                   ------------             ------------
     TOTAL DECREASE                                                                 (29,768,221)             (54,693,598)
NET ASSETS AT THE BEGINNING OF THE YEAR                                              84,209,651              138,903,249
                                                                                   ------------             ------------
NET ASSETS AT THE END OF THE YEAR (Includes accumulated
  net investment loss of $0 and ($360), respectively)                              $ 54,441,430             $ 84,209,651
                                                                                   ------------             ------------
                                                                                   ------------             ------------




FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)

                                                                        FOR THE YEARS ENDED SEPTEMBER 30,
                                                      ---------------------------------------------------------------------
                                                      2005           2004              2003            2002            2001
                                                      ----           ----              ----            ----            ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                   $ 26.98        $ 27.93         $ 19.61          $ 29.73          $ 66.57
Income from investment operations:
  Net investment loss*<F6>                             (0.34)         (0.40)          (0.22)           (0.25)           (0.38)
  Net realized and unrealized gains (losses)
    on investments                                      2.84          (0.55)**<F7>     8.54            (9.87)          (36.46)
                                                     -------        -------         -------          -------          -------
Total from investment operations                        2.50          (0.95)           8.32           (10.12)          (36.84)
Less distributions:
  Dividend from net investment income                     --             --              --               --               --
  Distribution from net realized gains                    --             --              --               --               --
                                                     -------        -------         -------          -------          -------
Total from distributions                                  --             --              --               --               --
                                                     -------        -------         -------          -------          -------
Net asset value, end of year                         $ 29.48        $ 26.98         $ 27.93          $ 19.61          $ 29.73
                                                     -------        -------         -------          -------          -------
                                                     -------        -------         -------          -------          -------
TOTAL RETURN                                           9.27%         (3.44%)         42.43%          (34.04%)         (55.34%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                  54,441         84,210         138,903           80,033          182,742
Ratio of expenses to average net assets                1.80%          1.63%           1.74%            1.51%            1.35%
Ratio of net investment loss to average
  net assets                                          (1.18%)        (1.33%)         (0.88%)          (0.82%)          (0.82%)
Portfolio turnover rate                               167.6%          94.0%           83.7%            67.0%            35.8%


*<F6> Net investment loss per share is calculated using average shares outstanding.
**<F7> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Opportunity Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The Opportunity Fund's performance was positively affected in its fiscal year ended September 30, 2005 by, among other things, the strengthening economy and stronger corporate earnings. The Fund's performance was negatively affected by, among other things, higher interest rates and energy costs, problems in Iraq and natural disasters such as hurricanes. The Fund increased 1.47% and the S&P 500 Index increased 6.88% during the first half of the fiscal year (six months ended March 31, 2005). The Fund increased 7.11% and the S&P 500 increased 5.02% during the second half of the fiscal year (six months ended September 30, 2005). The S&P 500 increased 12.25% during the twelve months ended September 30, 2005. The Opportunity Fund was particularly helped by its emphasis on growth stocks in industries with stronger long-term outlooks, including: (1) Communications such as L.M. Ericsson Telephone Co.; (2) Energy Services such as Parker Drilling Co.;
(3) Financial Services including discount brokerage companies such as E*Trade Financial Corp.; (4) Medical including Biotechnology such as Transkaryotic Therapies, Inc.; (5) Internet such as Openwave Systems Inc.; (6) Computer and Peripherals with leisure products and services such as Apple Computer, Inc.; and
(7) Retail Stores such as Nordstrom, Inc. and Specialty Retailers such as Best Buy Co. The Fund underperformed the S&P 500 Index in the first half of its fiscal year mainly due to its overweighting in Technology, including Semiconductors such as Intel Corp. and Semiconductor Capital spending such as Teradyne, Inc. The Fund outperformed the S&P 500 Index in the second half of its fiscal year mainly due to its overweighting in Technology such as Apple Computer, Inc., Corning Inc. and Red Hat, Inc.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               REYNOLDS OPPORTUNITY FUND AND S&P 500 INDEX(1)<F8>

             DATE         REYNOLDS OPPORTUNITY FUND        S&P 500 INDEX
             ----         -------------------------        -------------
             9/30/95                $10,000                    $10,000
             9/30/96                $11,040                    $12,040
             9/30/97                $13,756                    $16,940
             9/30/98                $15,442                    $18,490
             9/30/99                $24,705                    $23,631
           9/30/2000                $31,355                    $26,770
           9/30/2001                $12,403                    $19,643
           9/30/2002                 $8,307                    $15,619
           9/30/2003                $13,510                    $19,430
           9/30/2004                $12,930                    $22,125
           9/30/2005                $14,053                    $24,836

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN
                 1-YEAR              5-YEAR             10-YEAR
                 ------              ------             -------
                 8.68%              -14.83%              3.46%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F8> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Opportunity Fund

STATEMENT OF NET ASSETS
September 30, 2005

       SHARES                                                       VALUE
       ------                                                       -----
LONG-TERM INVESTMENTS -- 98.4% (A)<F10>
COMMON STOCKS -- 98.1 (A)<F10>
               ADVERTISING -- 0.5%
       4,000   ValueClick, Inc.*<F9>                            $    68,360

               AIRLINES/AEROSPACE -- 0.6%
       4,000   Kaman Corp.                                           81,800

               APPLICATION SOFTWARE -- 1.5%
      10,000   Compuware Corp.*<F9>                                  95,000
       3,000   Novell, Inc.*<F9>                                     22,350
       2,000   Sybase, Inc.*<F9>                                     46,840
       1,686   Symantec Corp.*<F9>                                   38,205
                                                                -----------
                                                                    202,395
               AUTOMOTIVE -- 0.4%
       2,000   Accuride Corp.*<F9>                                   27,620
       4,000   Amerigon Inc.*<F9>                                    23,400
                                                                -----------
                                                                     51,020
               BIOTECHNOLOGY -- 4.8%
       3,000   Elan Corp. PLC - SP-ADR*<F9>                          26,580
       3,000   Encysive Pharmaceuticals Inc.*<F9>                    35,340
       4,500   Protein Design Labs, Inc.*<F9>                       126,000
       5,000   Savient Pharmaceuticals Inc.*<F9>                     18,850
       2,000   Sepracor Inc.*<F9>                                   117,980
       3,000   Serologicals Corp.*<F9>                               67,680
       8,000   StemCells, Inc.*<F9>                                  44,160
       9,000   ViroPharma Inc.*<F9>                                 187,200
                                                                -----------
                                                                    623,790
               BUSINESS SOFTWARE & SERVICES -- 10.1%
       3,000   Akamai Technologies, Inc.*<F9>                        47,850
       7,000   BEA Systems, Inc.*<F9>                                62,860
       5,000   CheckFree Corp.*<F9>                                 189,100
       9,000   Comverse Technology, Inc.*<F9>                       236,430
       1,000   Digital River, Inc.*<F9>                              34,850
       1,500   MICROS Systems, Inc.*<F9>                             65,625
       3,000   Monster Worldwide Inc.*<F9>                           92,130
      10,000   Radiant Systems, Inc.*<F9>                           103,200
      12,000   Sapient Corp.*<F9>                                    75,000
      11,000   Sonic Solutions*<F9>                                 236,500
      23,000   Sonus Networks, Inc.*<F9>                            133,400
       3,000   TIBCO Software Inc.*<F9>                              25,080
      10,000   Viewpoint Corp.*<F9>                                  14,400
       2,000   webMethods, Inc.*<F9>                                 14,140
                                                                -----------
                                                                  1,330,565
               CABLE TV/BROADCASTING -- 3.6%
      21,000   Charter Communications, Inc.*<F9>                     31,500
      23,000   Sirius Satellite Radio Inc.*<F9>                     150,650
       8,000   XM Satellite Radio Holdings Inc.*<F9>                287,280
                                                                -----------
                                                                    469,430
               CHEMICALS-SPECIALTY -- 0.3%
       5,000   W.R. Grace & Co.*<F9>                                 44,750

               COMMUNICATION EQUIPMENT -- 6.9%
       2,000   American Tower Corp.*<F9>                             49,900
       4,000   Arris Group Inc.*<F9>                                 47,440
      10,000   Corning Inc.*<F9>                                    193,300
       5,000   L.M. Ericsson Telephone Co. ADR                      184,200
       6,000   Harmonic Inc.*<F9>                                    34,920
       8,000   JDS Uniphase Corp.*<F9>                               17,760
      22,200   McDATA Corp.*<F9>                                    116,328
       2,000   NETGEAR, Inc.*<F9>                                    48,120
       6,000   Plexus Corp.*<F9>                                    102,540
      11,000   Tellabs, Inc.*<F9>                                   115,720
                                                                -----------
                                                                    910,228
               COMPUTER & PERIPHERALS -- 4.4%
       1,500   Apple Computer, Inc.*<F9>                             80,415
       7,500   Komag, Inc.*<F9>                                     239,700
       5,000   Network Appliance, Inc.*<F9>                         118,700
       3,350   Palm, Inc.*<F9>(Formerly PalmOne, Inc.)               94,905
       4,000   Symbol Technologies, Inc.                             38,720
                                                                -----------
                                                                    572,440
               COMPUTER NETWORKING -- 5.2%
       6,600   Cisco Systems Inc.*<F9>                              118,338
      10,000   Foundry Networks, Inc.*<F9>                          127,000
      16,000   Glenayre Technologies, Inc.*<F9>                      57,440
       3,000   Juniper Networks, Inc.*<F9>                           71,370
      15,000   Sierra Wireless Inc.*<F9>                            170,400
       5,500   WebEx Communications, Inc.*<F9>                      134,805
                                                                -----------
                                                                    679,353
               COMPUTER SOFTWARE & SERVICES -- 1.3%
       3,000   Scientific Games Corp.*<F9>                           93,000
       6,000   Wind River Systems, Inc.*<F9>                         77,580
                                                                -----------
                                                                    170,580
               DIVERSIFIED -- 2.1%
      17,000   Crown Holdings, Inc.*<F9>                            270,980

               DRUGS -- 2.1%
       3,000   Alkermes, Inc.*<F9>                                   50,400
       4,000   ARIAD Pharmaceuticals, Inc.*<F9>                      29,720
       2,000   Cubist Pharmaceuticals, Inc.*<F9>                     43,080
       4,000   Geron Corp.*<F9>                                      41,080
       4,000   Ligand Pharmaceuticals Inc. Cl B*<F9>                 40,600
       5,000   Perrigo Co.                                           71,550
                                                                -----------
                                                                    276,430
               ELECTRICAL EQUIPMENT -- 0.1%
       4,000   Capstone Turbine Corp.*<F9>                           14,200

               ELECTRONICS -- 3.3%
       2,000   Avnet, Inc.*<F9>                                      48,900
         500   Garmin Ltd.                                           33,915
      12,000   Kopin Corp.*<F9>                                      83,400
       2,000   Lamson & Sessions Co.*<F9>                            36,640
       9,000   Micrel, Inc.*<F9>                                    101,070
      10,000   Powerwave Technologies, Inc.*<F9>                    129,900
                                                                -----------
                                                                    433,825
               ENERGY-SERVICES -- 2.9%
       3,000   Brigham Exploration Co.*<F9>                          38,550
         500   CARBO Ceramics Inc.                                   32,995
      12,000   Parker Drilling Co.*<F9>                             111,240
       3,000   Patterson-UTI Energy, Inc.                           108,240
       2,000   Pioneer Drilling Co.*<F9>                             39,040
       1,500   Veritas DGC Inc.*<F9>                                 54,930
                                                                -----------
                                                                    384,995

               ENTERTAINMENT/MEDIA -- 0.2%
      10,000   WorldGate Communications, Inc.*<F9>                   25,200

               FINANCIAL SERVICES -- 1.7%
       7,000   Ameritrade Holding Corp.*<F9>                        150,360
       4,000   E*TRADE Financial Corp.*<F9>                          70,400
                                                                -----------
                                                                    220,760
               GOLD & SILVER -- 1.3%
       8,000   Cambior Inc.*<F9>                                     17,040
      10,000   Canyon Resources Corp.*<F9>                            7,100
      13,000   Coeur d'Alene Mines Corp.*<F9>                        54,990
       3,500   Goldcorp Inc.                                         70,140
       5,000   Golden Star Resources Ltd.*<F9>                       16,700
                                                                -----------
                                                                    165,970
               HOUSEHOLD PRODUCTS -- 1.3%
       2,000   Jarden Corp.*<F9>                                     82,140
       3,000   Parlux Fragrances, Inc.*<F9>                          87,420
                                                                -----------
                                                                    169,560
               INSTRUMENTS -- 0.8%
       2,000   Itron, Inc.*<F9>                                      91,320
       5,000   RAE Systems Inc.*<F9>                                 17,200
                                                                -----------
                                                                    108,520
               INTEGRATED OIL & GAS -- 1.2%
       5,000   Dynegy Inc.*<F9>                                      23,550
       2,000   Swift Energy Co.*<F9>                                 91,500
       6,000   TransGlobe Energy Corp.*<F9>                          37,740
                                                                -----------
                                                                    152,790
               INTERNET INFORMATION PROVIDERS -- 1.0%
         200   Google Inc.*<F9>                                      63,292
      10,000   iVillage Inc.*<F9>                                    72,600
                                                                -----------
                                                                    135,892
               INTERNET SERVICE PROVIDERS -- 0.2%
       5,000   Opsware, Inc.*<F9>                                    25,950

               INTERNET SOFTWARE & SERVICES -- 5.5%
       4,000   24/7 Real Media, Inc.*<F9>                            28,160
       8,000   Internet Capital Group, Inc.*<F9>                     70,480
      12,000   Openwave Systems Inc.*<F9>                           215,760
       3,000   PalmSource, Inc.*<F9>                                 54,150
      11,000   Red Hat, Inc.*<F9>                                   233,090
      12,000   Redback Networks Inc.*<F9>                           119,040
                                                                -----------
                                                                    720,680
               MACHINERY -- 0.4%
       1,500   JLG Industries, Inc.                                  54,885

               MEDICAL SERVICES -- 0.3%
         500   Quality Systems, Inc.                                 34,545

               NATURAL GAS -- 0.9%
       2,000   El Paso Corp.                                         27,800
       1,000   Questar Corp.                                         88,120
                                                                -----------
                                                                    115,920
               RETAIL-SPECIALTY -- 3.0%
       3,000   Best Buy Co., Inc.                                   130,590
       8,000   Charming Shoppes, Inc.*<F9>                           85,360
       3,000   Circuit City Stores, Inc.                             51,480
      10,000   Navarre Corp.*<F9>                                    57,900
       4,000   Rite Aid Corp.*<F9>                                   15,520
       1,500   Williams-Sonoma, Inc.*<F9>                            57,525
                                                                -----------
                                                                    398,375
               RETAIL STORES -- 0.8%
       3,000   Nordstrom, Inc.                                      102,960

               SECURITY SOFTWARE & SERVICES - 3.9%
       4,000   Check Point Software Technologies Ltd.*<F9>           97,280
       2,000   Entrust, Inc.*<F9>                                    11,200
       4,500   McAfee, Inc.*<F9>                                    141,390
       4,000   RSA Security Inc.*<F9>                                50,840
       1,000   SafeNet, Inc.*<F9>                                    36,310
       3,000   VASCO Data Security International, Inc.*<F9>          27,210
       5,000   VeriSign, Inc.*<F9>                                  106,850
       3,000   Vignette Corp.*<F9>                                   47,730
                                                                -----------
                                                                    518,810
                SEMICONDUCTOR CAPITAL SPENDING -- 0.5%
       4,000   Kulicke and Soffa Industries, Inc.*<F9>               29,000
       5,000   Semitool, Inc.*<F9>                                   39,750
                                                                -----------
                                                                     68,750
               SEMICONDUCTORS -- 14.0%
       4,000   Broadcom Corp.*<F9>                                  187,640
       4,000   Cirrus Logic, Inc.*<F9>                               30,360
       8,000   Conexant Systems, Inc.*<F9>                           14,320
       7,000   Cypress Semiconductor Corp.*<F9>                     105,350
       8,000   EMCORE Corp.*<F9>                                     48,960
       2,200   Intel Corp.                                           54,230
       5,500   Lam Research Corp.*<F9>                              167,585
      18,000   LSI Logic Corp.*<F9>                                 177,300
       1,500   Marvell Technology Group Ltd.*<F9>                    69,165
      11,000   Mattson Technology, Inc.*<F9>                         82,610
       4,500   MEMC Electronic Materials, Inc.*<F9>                 102,555
       4,000   Micron Technology, Inc.*<F9>                          53,200
       6,000   Mindspeed Technologies Inc.*<F9>                      14,460
       1,500   Multi-Fineline Electronix, Inc.*<F9>                  43,905
       2,000   Netlogic Microsystems Inc.*<F9>                       43,180
       4,000   NVIDIA Corp.*<F9>                                    137,120
       4,000   ON Semiconductor Corp.*<F9>                           20,680
      12,000   PLX Technology, Inc.*<F9>                            100,080
      11,000   PMC-Sierra, Inc.*<F9>                                 96,910
      16,000   RF Micro Devices, Inc.*<F9>                           90,400
       9,000   Sanmina-SCI Corp.*<F9>                                38,610
       5,000   Solectron Corp.*<F9>                                  19,550
       4,000   Texas Instruments Inc.                               135,600
                                                                -----------
                                                                  1,833,770
               SERVICES -- 1.2%
       4,000   Administaff, Inc.                                    158,960

               SYSTEM SOFTWARE -- 0.7%
       1,500   Mercury Interactive Corp.*<F9>                        59,400
       4,000   Parametric Technology Corp.*<F9>                      27,880
                                                                -----------
                                                                     87,280
               TELECOMMUNICATION SERVICES -- 0.1%
       4,000   Qwest Communications
                 International Inc.*<F9>                             16,400

               TELECOMMUNICATIONS -- 0.4%
      18,000   CIENA Corp.*<F9>                                      47,520

               TELEPHONE SERVICES -- 0.9%
      15,000   Time Warner Telecom Inc.*<F9>                        117,000

               UTILITIES -- 0.2%
      11,000   Calpine Corp.*<F9>                                    28,490

               WIRELESS COMMUNICATION -- 7.5%
       3,000   Alamosa Holdings, Inc.*<F9>                           51,330
       4,500   Brightpoint, Inc.*<F9>                                86,130
       7,000   Dobson Communications Corp.*<F9>                      53,760
      11,500   Motorola, Inc.                                       254,035
       4,000   Research In Motion Ltd.*<F9>                         273,600
       3,000   Sprint Nextel Corp.                                   71,340
      22,000   UbiquiTel Inc.*<F9>                                  192,280
                                                                -----------
                                                                    982,475
                                                                -----------
                   Total common stocks
                     (cost $8,138,324)                           12,876,603

MUTUAL FUNDS -- 0.3% (A)<F10>
       3,000   iShares MSCI Japan Index Fund                         36,570
                                                                -----------
                   Total mutual funds
                     (cost $37,090)                                  36,570
                                                                -----------
                   Total long-term investments
                     (cost $8,175,414)                           12,913,173
    PRINCIPAL
     AMOUNT
     ------
SHORT-TERM INVESTMENTS -- 1.2% (A)<F10>
               VARIABLE RATE DEMAND NOTE -- 1.2%
    $150,122   U.S. Bank, N.A., 3.59%                               150,122
                                                                -----------
                   Total short-term investments
                     (cost $150,122)                                150,122
                                                                -----------
                   Total investments
                     (cost $8,325,536)                           13,063,295
               Cash and receivables, less
                 liabilities -- 0.4% (A)<F10>                        54,507
                                                                -----------
                   NET ASSETS                                   $13,117,802
                                                                -----------
                                                                -----------
               Net Asset Value Per Share
               ($0.01 par value, 40,000,000
               shares authorized), offering
               and redemption price
               ($13,117,802 / 770,163
               shares outstanding)                              $     17.03
                                                                -----------
                                                                -----------

*<F9>     Non-income producing security.
(A)<F10> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INCOME:
  Dividends                                                      $   25,665
  Interest                                                           26,470
                                                                 ----------
     Total income                                                    52,135
                                                                 ----------
EXPENSES:
  Management fees                                                   158,498
  Transfer agent fees                                                35,001
  Administrative services                                            34,204
  Professional fees                                                  27,046
  Distribution fees                                                  26,700
  Custodian fees                                                     16,575
  Registration fees                                                  16,023
  Printing and postage expense                                       14,659
  Insurance expense                                                   5,268
  Board of Directors fees                                             5,000
  Other expenses                                                     12,706
                                                                 ----------
     Total expenses before reimbursement                            351,680
  Less expenses reimbursed by adviser                               (24,049)
                                                                 ----------
     Net expenses                                                   327,631
                                                                 ----------
NET INVESTMENT LOSS                                                (275,496)
                                                                 ----------
NET REALIZED GAIN ON INVESTMENTS                                    190,428
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS              1,607,776
                                                                 ----------
NET GAIN ON INVESTMENTS                                           1,798,204
                                                                 ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $1,522,708
                                                                 ----------
                                                                 ----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2005 and 2004


                                                                                 2005                          2004
                                                                                 ----                          ----
OPERATIONS:
  Net investment loss                                                          $  (275,496)                  $  (566,724)
  Net realized gain on investments                                                 190,428                     2,004,803
  Net change in unrealized appreciation on investments                           1,607,776                    (2,992,834)
                                                                               -----------                   -----------
     Net increase (decrease) in net assets resulting from operations             1,522,708                    (1,554,755)
                                                                               -----------                   -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gains ($1.3048 and $0.73628
    per share, respectively)                                                    (1,432,499)*<F11>             (1,226,731)*<F11>
                                                                               -----------                   -----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (345,706 and 1,920,545 shares, respectively)       5,983,960                    40,315,699
  Net asset value of shares issued in distributions reinvested
    (82,940 and 57,761 shares, respectively)                                     1,389,237                     1,193,946
  Cost of shares redeemed (774,759 and 2,308,497 shares, respectively)         (13,200,954)                  (46,318,679)
                                                                               -----------                   -----------
     Net decrease in net assets derived from Fund share activities              (5,827,757)                   (4,809,034)
                                                                               -----------                   -----------
     TOTAL DECREASE                                                             (5,737,548)                   (7,590,520)
NET ASSETS AT THE BEGINNING OF THE YEAR                                         18,855,350                    26,445,870
                                                                               -----------                   -----------
NET ASSETS AT THE END OF THE YEAR (Includes accumulated
  net investment loss of $0 and ($12,454), respectively)                       $13,117,802                   $18,855,350
                                                                               -----------                   -----------
                                                                               -----------                   -----------


*<F11>  See Note 8

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)


                                                                FOR THE YEARS ENDED SEPTEMBER 30,
                                                                ---------------------------------
                                                     2005          2004            2003              2002               2001
                                                     ----          ----            ----              ----               ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                 $ 16.89       $ 18.28         $ 11.24           $ 16.82            $ 43.31
Income from investment operations:
  Net investment loss*<F12>                          (0.29)        (0.38)          (0.23)            (0.23)             (0.37)
  Net realized and unrealized gains (losses)
    on investments                                    1.73         (0.27)           7.27             (5.31)            (25.47)
                                                   -------       -------         -------           -------            -------
Total from investment operations                      1.44         (0.65)           7.04             (5.54)            (25.84)
Less distributions:
  Dividend from net investment income                   --            --              --               --                 --
  Distributions from net realized gains              (1.30)        (0.74)             --             (0.04)             (0.65)
                                                   -------       -------         -------           -------            -------
Total from distributions                             (1.30)        (0.74)             --             (0.04)             (0.65)
                                                   -------       -------         -------           -------            -------
Net asset value, end of year                       $ 17.03       $ 16.89         $ 18.28           $ 11.24            $ 16.82
                                                   -------       -------         -------           -------            -------
                                                   -------       -------         -------           -------            -------
TOTAL RETURN                                         8.68%        (4.29%)         62.63%           (33.02%)           (60.44%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                13,118        18,855          26,446            14,065             27,794
Ratio of expenses (after reimbursement)
  to average net assets**<F13>                       2.07%         1.96%           2.02%             1.87%              1.74%
Ratio of net investment loss to average
  net assets***<F14>                                (1.74%)       (1.87%)         (1.56%)           (1.33%)            (1.29%)
Portfolio turnover rate                              97.5%         65.7%           88.4%            195.0%              74.0%



*<F12> Net investment loss per share is calculated using average shares outstanding.
**<F13> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2005, the ratio would have been 2.22%.
***<F14> If the Fund had paid all of its expenses for the year ended September 30, 2005, the ratio would have been (1.89%).

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The Reynolds Fund's performance was positively affected in its fiscal year ended September 30, 2005 by, among other things, the strengthening economy and stronger corporate earnings. The Fund's performance was negatively affected by, among other things, higher interest rates and energy costs, problems in Iraq and natural disasters such as hurricanes. The Fund decreased 0.37% and the S&P 500 Index increased 6.88% during the first half of the fiscal year (six months ended March 31, 2005). The Fund increased 7.26% and the S&P 500 increased 5.02% during the second half of the fiscal year (six months ended September 30, 2005). The S&P 500 increased 12.25% during the twelve months ended September 30, 2005. The Reynolds Fund was particularly helped by its emphasis on growth stocks in industries with stronger long-term outlooks, including: (1) Communications such as L.M. Ericsson Telephone Co.; (2) Energy Services such as Parker Drilling Co.;
(3) Financial Services including discount brokerage companies such as Ameritrade Holding Corp.; (4) Medical including Biotechnology such as Transkaryotic Therapies, Inc.; (5) Internet such as Red Hat, Inc.; and (6) Specialty Retailers such as Circuit City Stores, Inc. The Fund underperformed the S&P 500 Index in the first six months of the fiscal year mainly due to: (1) overweighting in Technology including Semiconductors such as Vitesse Semiconductor Corp. and Semiconductor Capital Spending such as Teradyne, Inc.; and (2) the negative effect of leveraging. The Fund outperformed the S&P 500 Index in the second half of its fiscal year mainly due to overweighting in: (1) Technology including Apple Computers, Inc., Corning Inc. and Red Hat, Inc.; and (2) the positive effect of leveraging.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                    REYNOLDS FUND AND S&P 500 INDEX(1)<F16>

             DATE                 REYNOLDS FUND              S&P 500 INDEX
             ----                  ------------              -------------
             10/1/99*<F15>           $10,000                    $10,000
           9/30/2000                 $13,140                    $11,328
           9/30/2001                  $4,350                     $8,313
           9/30/2002                  $3,010                     $6,610
           9/30/2003                  $6,000                     $8,223
           9/30/2004                  $5,390                     $9,364
           9/30/2005                  $5,760                    $10,511

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN
                                                    Since Inception
                  1-YEAR             5-YEAR          10/1/99*<F15>
                  ------             -------          ------------
                   6.86%             -15.21%             -8.78%

*<F15> Inception date

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)<F16> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Reynolds Fund

STATEMENT OF NET ASSETS
September 30, 2005

     SHARES                                                        VALUE
     ------                                                        -----
LONG-TERM INVESTMENTS -- 121.7% (A)<F18>
COMMON STOCKS -- 120.9% (A)<F18>
               ADVERTISING -- 1.0%
      11,000   ValueClick, Inc.*<F17>                           $   187,990

               AIRLINES/AEROSPACE -- 0.6%
       6,000   Kaman Corp.                                          122,700

               APPAREL -- 0.9%
       2,000   Charlotte Russe Holding Inc.*<F17>                    26,640
       2,000   Gildan Activewear Inc.*<F17>                          76,460
       2,500   Phillips-Van Heusen Corp.                             77,550
                                                                -----------
                                                                    180,650
               APPLICATION SOFTWARE -- 2.6%
       2,000   Business Objects S.A. SP-ADR*<F17>                    69,520
      18,000   Compuware Corp.*<F17>                                171,000
       4,000   Micromuse Inc.*<F17>                                  31,520
       2,000   Sybase, Inc.*<F17>                                    46,840
       8,304   Symantec Corp.*<F17>                                 188,168
                                                                -----------
                                                                    507,048
               AUTOMOTIVE -- 0.6%
       8,000   Amerigon Inc.*<F17>                                   46,800
       9,000   Unisys Corp.*<F17>                                    59,760
                                                                -----------
                                                                    106,560
               BIOTECHNOLOGY -- 6.1%
      10,000   AVANT Immunotherapeutics, Inc.*<F17>                  13,000
      11,000   BioCryst Pharmaceuticals, Inc.*<F17>                 107,580
       2,000   Crucell N.V. ADR*<F17>                                53,620
       7,000   Elan Corp. PLC - SP-ADR*<F17>                         62,020
       3,000   Encysive Pharmaceuticals Inc.*<F17>                   35,340
         500   Genentech, Inc.*<F17>                                 42,105
       3,000   Incyte Corp.*<F17>                                    14,100
       6,000   LifeCell Corp.*<F17>                                 129,780
       8,000   Omnicell, Inc.*<F17>                                  77,840
       4,000   Protein Design Labs, Inc.*<F17>                      112,000
       8,000   Savient Pharmaceuticals Inc.*<F17>                    30,160
       3,000   Serologicals Corp.*<F17>                              67,680
       4,000   Sinovac Biotech Ltd.*<F17>                            19,080
       7,000   StemCells, Inc.*<F17>                                 38,640
      18,000   ViroPharma Inc.*<F17>                                374,400
                                                                -----------
                                                                  1,177,345

               BUSINESS SOFTWARE & SERVICES -- 5.7%
      11,000   Aspen Technology, Inc.*<F17>                          68,750
       7,000   BEA Systems, Inc.*<F17>                               62,860
       1,000   Comverse Technology, Inc.*<F17>                       26,270
       2,000   CSG Systems International, Inc.*<F17>                 43,420
       1,500   Digital River, Inc.*<F17>                             52,275
       1,000   Intergraph Corp.*<F17>                                44,710
       1,500   Intrado Inc.*<F17>                                    27,045
       8,000   Manugistics Group, Inc.*<F17>                         15,760
       1,500   Monster Worldwide Inc.*<F17>                          46,065
       4,000   NetIQ Corp.*<F17>                                     48,960
       6,500   PAR Technology Corp.*<F17>                           149,500
      13,500   Radiant Systems, Inc.*<F17>                          139,320
       7,000   Sonic Solutions*<F17>                                150,500
      21,000   Sonus Networks, Inc.*<F17>                           121,800
       5,000   TIBCO Software Inc.*<F17>                             41,800
      21,000   Viewpoint Corp.*<F17>                                 30,240
       4,000   webMethods, Inc.*<F17>                                28,280
                                                                -----------
                                                                  1,097,555
               CABLE TV/BROADCASTING -- 2.6%
      24,000   Sirius Satellite Radio Inc.*<F17>                    157,200
       9,500   XM Satellite Radio Holdings Inc.*<F17>               341,145
                                                                -----------
                                                                    498,345
               COMMUNICATION EQUIPMENT -- 6.6%
      13,000   8x8, Inc.*<F17>                                       26,390
       2,500   ADC Telecommunications, Inc.*<F17>                    57,150
       1,862   American Tower Corp.*<F17>                            46,457
       8,000   Concurrent Computer Corp.*<F17>                       13,520
      13,000   Corning Inc.*<F17>                                   251,290
       2,500   Endwave Corp.*<F17>                                   32,250
       2,000   L.M. Ericsson Telephone Co. ADR                       73,680
      10,000   Finisar Corp.*<F17>                                   13,700
      39,000   JDS Uniphase Corp.*<F17>                              86,580
      45,100   McDATA Corp.*<F17>                                   236,324
       5,000   NETGEAR, Inc.*<F17>                                  120,300
      10,000   Plexus Corp.*<F17>                                   170,900
       9,000   Tellabs, Inc.*<F17>                                   94,680
       8,000   Terayon Communication Systems, Inc.*<F17>             31,200
       3,000   Wireless Facilities, Inc.*<F17>                       17,400
                                                                -----------
                                                                  1,271,821
               COMMUNICATION SERVICES -- 0.7%
       5,500   Crown Castle International Corp.*<F17>               135,465

               COMPUTER & PERIPHERALS -- 2.1%
       7,500   Komag, Inc.*<F17>                                    239,700
       3,000   Sigma Designs, Inc.*<F17>                             32,940
       9,000   Sun Microsystems, Inc.*<F17>                          35,280
       7,000   Symbol Technologies, Inc.                             67,760
       2,000   Western Digital Corp.*<F17>                           25,860
                                                                -----------
                                                                    401,540
               COMPUTER NETWORKING -- 3.8%
      10,000   Extreme Networks, Inc.*<F17>                          44,500
      14,000   Foundry Networks, Inc.*<F17>                         177,800
       8,000   Glenayre Technologies, Inc.*<F17>                     28,720
       1,500   Juniper Networks, Inc.*<F17>                          35,685
      21,000   Sierra Wireless Inc.*<F17>                           238,560
       8,500   WebEx Communications, Inc.*<F17>                     208,335
                                                                -----------
                                                                    733,600
               COMPUTER SOFTWARE & SERVICES -- 0.8%
       1,500   Macromedia, Inc.*<F17>                                61,005
       7,000   Wind River Systems, Inc.*<F17>                        90,510
                                                                -----------
                                                                    151,515
               DIVERSIFIED -- 0.5%
       6,500   Crown Holdings, Inc.*<F17>                           103,610

               DRUGS -- 1.6%
       3,500   Amylin Pharmaceuticals, Inc.*<F17>                   121,765
       4,000   ARIAD Pharmaceuticals, Inc.*<F17>                     29,720
       2,000   Cubist Pharmaceuticals, Inc.*<F17>                    43,080
       7,000   Geron Corp.*<F17>                                     71,890
       1,500   Kendle International Inc.*<F17>                       42,210
                                                                -----------
                                                                    308,665
               ELECTRICAL EQUIPMENT -- 0.3%
      12,000   Capstone Turbine Corp.*<F17>                          42,600
       2,000   FuelCell Energy, Inc.*<F17>                           21,940
                                                                -----------
                                                                     64,540

               ELECTRONICS -- 3.4%
       1,500   Avnet, Inc.*<F17>                                     36,675
       3,500   Essex Corp.*<F17>                                     75,845
       1,000   Garmin Ltd.                                           67,830
      16,000   GigaMedia Ltd.*<F17>                                  29,280
      23,000   Kopin Corp.*<F17>                                    159,850
      20,000   Powerwave Technologies, Inc.*<F17>                   259,800
       5,000   SRS Labs, Inc.*<F17>                                  32,200
                                                                -----------
                                                                    661,480
               ENERGY-SERVICES -- 6.3%
       1,500   Cooper Cameron Corp.*<F17>                           110,895
       3,000   Diamond Offshore Drilling, Inc.                      183,750
       6,000   Global Industries, Ltd.*<F17>                         88,440
       1,000   Nabors Industries, Ltd.*<F17>                         71,830
         500   Noble Corp.                                           34,230
      18,000   Parker Drilling Co.*<F17>                            166,860
       2,000   Schlumberger Ltd.                                    168,760
       2,000   Smith International, Inc.                             66,620
       7,000   Veritas DGC Inc.*<F17>                               256,340
       2,000   W&T Offshore, Inc.                                    64,860
                                                                -----------
                                                                  1,212,585
               ENTERTAINMENT/MEDIA -- 0.4%
       2,000   Netflix Inc.*<F17>                                    51,980
       7,000   WorldGate Communications, Inc.*<F17>                  17,640
                                                                -----------
                                                                     69,620
               FINANCIAL SERVICES -- 1.0%
       5,000   E*TRADE Financial Corp.*<F17>                         88,000
      20,022   HomeStore, Inc.*<F17>                                 87,096
       4,000   NISSIN CO., LTD. ADR                                  22,840
                                                                -----------
                                                                    197,936
               FOODS -- 0.4%
       5,000   Rocky Mountain Chocolate Factory, Inc.                73,000

               GOLD & SILVER -- 2.7%
      20,000   Bema Gold Corp.*<F17>                                 53,800
      10,000   Coeur d'Alene Mines Corp.*<F17>                       42,300
      17,000   DRDGOLD Ltd. SP-ADR                                   23,630
       5,000   Eldorado Gold Corp.*<F17>                             17,750
       3,000   Gold Fields Ltd. SP-ADR                               43,590
       6,000   Goldcorp Inc.                                        120,240
      11,000   Kinross Gold Corp.*<F17>                              84,480
      10,000   Northgate Minerals Corp.*<F17>                        13,600
       2,000   Pan American Silver Corp.*<F17>                       35,320
       3,000   Randgold Resources Ltd. ADR*<F17>                     47,160
       3,000   Silver Standard Resources Inc.*<F17>                  41,100
                                                                -----------
                                                                    522,970
               GROCERY STORES -- 0.2%
       3,000   Pathmark Stores, Inc.*<F17>                           33,810

               HOME BUILDERS -- 0.2%
         500   KB Home, Inc.                                         36,600

               HOTEL -- 0.4%
         500   Marriott International, Inc.                          31,500
       1,000   MGM MIRAGE*<F17>                                      43,770
                                                                -----------
                                                                     75,270
               HOUSEHOLD PRODUCTS -- 0.5%
       3,000   Parlux Fragrances, Inc.*<F17>                         87,420

               INDUSTRIAL METALS & MINING -- 2.0%
       1,500   Companhia Vale do Rio Doce ADR                        65,790
       2,000   Empire Resources, Inc.                                15,660
       1,000   Tenaris S.A. ADR                                     137,840
       4,000   Titanium Metals Corp.*<F17>                          158,240
                                                                -----------
                                                                    377,530
               INSTRUMENTS -- 0.9%
       4,000   GSI Group Inc.*<F17>                                  41,800
       1,000   Itron, Inc.*<F17>                                     45,660
       5,000   RAE Systems Inc.*<F17>                                17,200
       2,000   SiRF Technology Holdings, Inc.*<F17>                  60,260
       4,000   Therma-Wave Inc.*<F17>                                 7,160
                                                                -----------
                                                                    172,080
               INSURANCE -- 0.2%
         500   WellChoice Inc.*<F17>                                 37,950

               INTEGRATED OIL & GAS -- 4.7%
         500   Burlington Resources Inc.                             40,660
      11,000   CanArgo Energy Corp.*<F17>                            20,790
       1,500   Carrizo Oil & Gas, Inc.*<F17>                         43,950
       6,000   CREDO Petroleum Corp.*<F17>                          162,600
      12,000   Dynegy Inc.*<F17>                                     56,520
      25,000   Harken Energy Corp.*<F17>                             19,750
       1,000   Marathon Oil Corp.                                    68,930
       1,000   Nexen Inc.                                            47,660
       2,000   Noble Energy, Inc.                                    93,800
       2,000   Swift Energy Co.*<F17>                                91,500
       2,000   Syntroleum Corp.*<F17>                                29,120
       2,000   TETRA Technologies, Inc.*<F17>                        62,440
      28,000   TransGlobe Energy Corp.*<F17>                        176,120
                                                                -----------
                                                                    913,840
               INTERNET INFORMATION PROVIDERS -- 2.6%
       9,000   CNET Networks, Inc.*<F17>                            122,130
         500   Google Inc.*<F17>                                    158,230
       9,000   iVillage Inc.*<F17>                                   65,340
      16,000   Verticalnet, Inc.*<F17>                                9,600
       3,000   WebMD Corp.*<F17>                                     33,240
       3,500   Yahoo! Inc.*<F17>                                    118,440
                                                                -----------
                                                                    506,980

               INTERNET SERVICE PROVIDERS -- 0.1%
       1,000   aQuantive, Inc.*<F17>                                 20,130

               INTERNET SOFTWARE & SERVICES -- 8.2%
      29,000   24/7 Real Media, Inc.*<F17>                          204,160
      19,000   CMGI Inc.*<F17>                                       31,730
      10,000   Internet Capital Group, Inc.*<F17>                    88,100
      10,000   LookSmart, Ltd.*<F17>                                  8,300
      15,000   NIC Inc.*<F17>                                        98,250
      11,000   Openwave Systems Inc.*<F17>                          197,780
      17,000   Red Hat, Inc.*<F17>                                  360,230
      28,000   Redback Networks Inc.*<F17>                          277,760
      10,000   Safeguard Scientifics, Inc.*<F17>                     17,300
       1,500   Shanda Interactive Entertainment Ltd.-ADS*<F17>       40,575
       1,500   SkyTerra Communications, Inc.*<F17>                   52,125
      10,000   SonicWALL, Inc.*<F17>                                 63,500
       1,000   Websense, Inc.*<F17>                                  51,210
      16,000   Youbet.com, Inc.*<F17>                                91,680
                                                                -----------
                                                                  1,582,700
               MACHINERY -- 1.2%
       1,500   Columbus McKinnon Corp.*<F17>                         35,490
       3,000   JLG Industries, Inc.                                 109,770
       6,000   Presstek, Inc.*<F17>                                  77,880
                                                                -----------
                                                                    223,140
               MEDICAL SERVICES -- 1.7%
       8,000   BioScrip, Inc.*<F17>                                  52,000
       1,000   Cerner Corp.*<F17>                                    86,930
       7,000   Ventiv Health, Inc.*<F17>                            183,470
                                                                -----------
                                                                    322,400
               MEDICAL SUPPLIES -- 1.6%
       1,000   CNS, Inc.                                             26,070
       2,500   Mentor Corp.                                         137,525
       4,000   NationsHealth, Inc.*<F17>                             31,800
       3,500   Neurometrix Inc.*<F17>                               104,195
                                                                -----------
                                                                    299,590
               NATURAL GAS -- 3.3%
       2,000   Cabot Oil & Gas Corp.                                101,020
       4,000   El Paso Corp.                                         55,600
       1,000   Kinder Morgan, Inc.                                   96,160
       1,500   Newfield Exploration Co.*<F17>                        73,650
       1,000   Questar Corp.                                         88,120
       3,000   Southwestern Energy Co.*<F17>                        220,200
                                                                -----------
                                                                    634,750
               OFFICE EQUIPMENT & SUPPLIES -- 0.1%
       5,000   Danka Business Systems
                 PLC - SP-ADR*<F17>                                  13,350

               OIL & GAS REFINING & MARKETING -- 4.2%
       6,500   Frontier Oil Corp.                                   288,275
       1,500   Holly Corp.                                           95,970
       2,000   Sunoco, Inc.                                         156,400
       1,500   Tesoro Corp.                                         100,860
       1,500   Valero Energy Corp.                                  169,590
                                                                -----------
                                                                    811,095
               REAL ESTATE -- 0.1%
         500   Toll Brothers, Inc.*<F17>                             22,335

               RESTAURANTS -- 3.5%
       2,000   Darden Restaurants, Inc.                              60,740
      28,000   Luby's, Inc.*<F17>                                   365,680
       5,000   Papa John's International, Inc.*<F17>                250,600
                                                                -----------
                                                                    677,020
               RETAIL-SPECIALTY -- 5.0%
       1,000   Bed Bath & Beyond Inc.*<F17>                          40,180
       2,250   Best Buy Co., Inc.                                    97,942
       2,000   Carter's, Inc.*<F17>                                 113,600
      21,000   Charming Shoppes, Inc.*<F17>                         224,070
       4,000   eBay Inc.*<F17>                                      164,800
       3,000   The Men's Wearhouse, Inc.*<F17>                       80,100
       4,000   Navarre Corp.*<F17>                                   23,160
       1,500   Office Depot, Inc.*<F17>                              44,550
       8,000   Rite Aid Corp.*<F17>                                  31,040
       1,500   Tiffany & Co.                                         59,655
       4,000   Wet Seal, Inc.*<F17>                                  18,000
         500   Whole Foods Market, Inc.                              67,225
                                                                -----------
                                                                    964,322
               RETAIL STORES -- 0.3%
       1,500   Costco Wholesale Corp.                                64,635

               SECURITY SOFTWARE & SERVICES -- 4.0%
       3,000   Check Point Software Technologies Ltd.*<F17>          72,960
       2,000   Entrust, Inc.*<F17>                                   11,200
       6,500   Internet Security Systems, Inc.*<F17>                156,065
       5,500   McAfee, Inc.*<F17>                                   172,810
       7,000   RSA Security Inc.*<F17>                               88,970
       6,000   Secure Computing Corp.*<F17>                          68,100
      22,500   VASCO Data Security International, Inc.*<F17>        204,075
                                                                -----------
                                                                    774,180
               SEMICONDUCTOR CAPITAL SPENDING -- 1.4%
       4,000   Asyst Technologies, Inc.*<F17>                        18,640
       1,000   KLA-Tencor Corp.                                      48,760
      13,500   Kulicke and Soffa Industries, Inc.*<F17>              97,875
       4,000   LTX Corp.*<F17>                                       16,880
       4,000   Teradyne, Inc.*<F17>                                  66,000
       9,000   TranSwitch Corp.*<F17>                                15,480
                                                                -----------
                                                                    263,635
               SEMICONDUCTORS -- 14.6%
       2,000   Advanced Micro Devices, Inc.*<F17>                    50,400
       5,000   Applied Micro Circuits Corp.*<F17>                    15,000
       2,000   ATI Technologies Inc.*<F17>                           27,880
       2,500   Broadcom Corp.*<F17>                                 117,275
       8,000   Cirrus Logic, Inc.*<F17>                              60,720
      45,000   Conexant Systems, Inc.*<F17>                          80,550
       3,000   Cypress Semiconductor Corp.*<F17>                     45,150
      22,000   EMCORE Corp.*<F17>                                   134,640
       3,500   Lam Research Corp.*<F17>                             106,645
      12,000   LSI Logic Corp.*<F17>                                118,200
       3,500   Marvell Technology Group Ltd.*<F17>                  161,385
      22,000   Mattson Technology, Inc.*<F17>                       165,220
       7,500   MEMC Electronic Materials, Inc.*<F17>                170,925
       2,000   Micron Technology, Inc.*<F17>                         26,600
      38,000   Mindspeed Technologies Inc.*<F17>                     91,580
      16,000   MIPS Technologies, Inc.*<F17>                        109,280
       5,000   National Semiconductor Corp.                         131,500
       4,000   Netlogic Microsystems Inc.*<F17>                      86,360
       4,000   NVIDIA Corp.*<F17>                                   137,120
      19,000   ON Semiconductor Corp.*<F17>                          98,230
      14,000   PLX Technology, Inc.*<F17>                           116,760
      16,000   PMC-Sierra, Inc.*<F17>                               140,960
       2,000   Rambus Inc.*<F17>                                     24,200
      24,000   RF Micro Devices, Inc.*<F17>                         135,600
       1,000   SanDisk Corp.*<F17>                                   48,250
       5,000   Sanmina-SCI Corp.*<F17>                               21,450
       5,000   Silicon Storage Technology, Inc.*<F17>                26,900
       6,000   SIPEX Corp.*<F17>                                     11,700
       8,000   Skyworks Solutions, Inc.*<F17>                        56,160
      20,000   Solectron Corp.*<F17>                                 78,200
       5,000   Texas Instruments Inc.                               169,500
      14,058   United Microelectronics Corp.  ADR                    50,609
                                                                -----------
                                                                  2,814,949
               SERVICES -- 0.4%
       2,000   Access Integrated Technologies Inc.*<F17>             20,060
       8,000   EVCI Career Colleges Holding Corp.*<F17>              51,040
       3,000   Velocity Express Corp.*<F17>                           9,750
                                                                -----------
                                                                     80,850
               SYSTEM SOFTWARE -- 0.2%
       4,000   Parametric Technology Corp.*<F17>                     27,880

               TELECOMMUNICATIONS -- 0.3%
      15,000   CIENA Corp.*<F17>                                     39,600
      14,000   McLeodUSA Inc. ESCROW SHRS*<F17>                           0
       5,000   Nortel Networks Corp.*<F17>                           16,300
                                                                -----------
                                                                     55,900
               TELEPHONE SERVICES -- 1.2%
       5,000   Primus Telecommunications Group, Inc.*<F17>            5,100
      29,000   Time Warner Telecom Inc.*<F17>                       226,200
                                                                -----------
                                                                    231,300
               TIRE & RUBBER -- 0.5%
       7,000   Titan International, Inc.                             96,110

               UTILITIES -- 2.0%
      17,000   Calpine Corp.*<F17>                                   44,030
       2,000   Chesapeake Energy Corp.                               76,500
       1,000   Energen Corp.                                         43,260
       2,000   OGE Energy Corp.                                      56,200
       2,000   PPL Corp.                                             64,660
       2,500   SCANA Corp.                                          105,600
                                                                -----------
                                                                    390,250
               WIRELESS COMMUNICATION -- 4.6%
       7,500   Brightpoint, Inc.*<F17>                              143,550
       4,000   Dobson Communications Corp.*<F17>                     30,720
       5,000   Lightbridge, Inc.*<F17>                               40,400
      13,000   Motorola, Inc.                                       287,170
       3,500   Research In Motion Ltd.*<F17>                        239,400
       3,000   Tumbleweed Communications Corp.*<F17>                 12,750
      16,000   UbiquiTel Inc.*<F17>                                 139,840
                                                                -----------
                                                                    893,830
                                                                -----------
                   Total common stocks
                     (cost $18,815,649)                          23,292,371
                                                                -----------

MUTUAL FUNDS -- 0.8% (A)<F18>
       2,000   Broadband HOLDRs Trust                                37,540
       9,000   iShares MSCI Japan Index Fund                        109,710
                                                                -----------
                   Total mutual funds
                     (cost $144,434)                                147,250
                                                                -----------

RIGHTS -- 0.0%
       6,800   Monogram Biosciences, Inc. CVR*<F17>
               (Formerly Virologic, Inc. CVR)                         2,380
                                                                -----------
                   Total rights
                     (cost $0)                                        2,380
                                                                -----------
                   Total long-term investments
                     (cost $18,960,083)                          23,442,001
    PRINCIPAL
      AMOUNT
      ------
SHORT-TERM INVESTMENTS -- 0.0% (A)<F18>
               VARIABLE RATE DEMAND NOTE -- 0.0%
        $906   U.S. Bank, N.A., 3.59%                                   906
                                                                -----------
                   Total short-term investments
                     (cost $906)                                        906
                                                                -----------
                   Total investments
                     (cost $18,960,989)                          23,442,907
               Liabilities, less cash and
                 receivables -- (21.7%) (A)<F18>                 (4,178,235)
                                                                -----------
                   NET ASSETS                                   $19,264,672
                                                                -----------
                                                                -----------
               Net Asset Value Per Share
                 ($0.01 par value, 40,000,000
                 shares authorized), offering
                 and redemption price
                 ($19,264,672 / 3,342,935
                 shares outstanding)                            $      5.76
                                                                -----------
                                                                -----------

*<F17>    Non-income producing security.
(A)<F18> Percentages for the various classifications relate to net assets. ADR - American Depository Receipt
ADS - American Depository Shares
CVR - Contingent Value Right
N.V. - Netherlands Antilles Limited Liability Corporation

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INCOME:
     Dividends                                                   $   36,958
     Interest                                                        35,154
                                                                -----------
       Total income                                                  72,112
                                                                -----------
EXPENSES:
     Interest expense                                               368,119
     Management fees                                                266,335
     Administrative services                                         54,082
     Custodian fees                                                  47,544
     Transfer agent fees                                             38,184
     Professional fees                                               26,266
     Registration fees                                               22,653
     Printing and postage expense                                    18,717
     Distribution fees                                               16,450
     Insurance expense                                                9,059
     Board of Directors fees                                          5,000
     Other expenses                                                   4,923
                                                                -----------
       Total expenses                                               877,332
                                                                -----------
NET INVESTMENT LOSS                                                (805,220)
                                                                -----------
NET REALIZED LOSS ON INVESTMENTS                                 (8,227,893)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS             11,429,926
                                                                -----------
NET GAIN ON INVESTMENTS                                           3,202,033
                                                                -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            $ 2,396,813
                                                                -----------
                                                                -----------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund

STATEMENT OF CASH FLOWS
For the Year Ended September 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
  Net increase in net assets from operations                   $  2,396,813
  Adjustments to reconcile net increase in net assets from
    operations to net cash provided by operating activities:
       Unrealized appreciation on securities                    (11,429,926)
       Net realized loss from investments                         8,240,538
       Purchase of investment securities                        (47,925,729)
       Increase in payable for securities purchased                 627,239
       Sale of short-term investment securities, net                     63
       Proceeds from disposition of investment securities        74,368,674
       Increase in receivables for securities sold               (1,105,075)
       Change in receivables/payables related to
         operations, net                                            (48,515)
                                                               ------------
            Net cash provided by operating activities            25,124,082
                                                               ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Decrease in loan payable                                       (8,088,000)
  Proceeds from shares sold                                      10,088,200
  Payment on shares redeemed                                    (26,913,900)
  Decrease in amount due to custodian                              (210,382)
                                                               ------------
            Net cash used in financing activities               (25,124,082)
                                                               ------------
NET CHANGE IN CASH                                                       --

CASH:
  Beginning balance                                                      --
                                                               ------------
  Ending balance                                               $         --
                                                               ------------
                                                               ------------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2005 and 2004


                                                                                           2005                    2004
                                                                                           ----                    ----
OPERATIONS:
     Net investment loss                                                                 $  (805,220)            $ (1,259,324)
     Net realized loss on investments                                                     (8,227,893)              (4,840,330)
     Net change in unrealized appreciation on investments                                 11,429,926              (10,266,707)
                                                                                         -----------             ------------
          Net increase (decrease) in net assets resulting from operations                  2,396,813              (16,366,361)
                                                                                         -----------             ------------
FUND SHARE ACTIVITIES:
     Proceeds from shares issued (1,667,540 and 17,693,276 shares, respectively)           9,988,700              133,527,947
     Cost of shares redeemed (4,596,399 and 16,871,426 shares, respectively)             (26,914,704)            (116,096,075)
                                                                                         -----------            -------------
          Net (decrease) increase in net assets derived from Fund share activities       (16,926,004)              17,431,872
                                                                                         -----------            -------------
          TOTAL (DECREASE) INCREASE                                                      (14,529,191)               1,065,511
NET ASSETS AT THE BEGINNING OF THE YEAR                                                   33,793,863               32,728,352
                                                                                         -----------            -------------
NET ASSETS AT THE END OF THE YEAR (Includes accumulated
  net investment loss of $0 and ($16,987), respectively)                                 $19,264,672            $  33,793,863
                                                                                         -----------            -------------
                                                                                         -----------            -------------


FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)



                                                                            FOR THE YEARS ENDED SEPTEMBER 30,
                                                            --------------------------------------------------------------
                                                            2005            2004           2003         2002           2001
                                                            ----            ----           ----         ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                        $  5.39         $  6.01         $ 3.01        $  4.35       $ 13.14
Income from investment operations:
     Net investment loss*<F19>                              (0.17)          (0.16)         (0.11)         (0.06)        (0.09)
     Net realized and unrealized gains (losses) on
       investments                                           0.54           (0.46)          3.11          (1.28)        (8.70)
                                                          -------         -------         ------        -------       -------
Total from investment operations                             0.37           (0.62)          3.00          (1.34)        (8.79)
Less distributions:
     Dividend from net investment income                       --              --             --             --            --
     Distribution from net realized gains                      --              --             --             --            --
                                                          -------         -------         ------        -------       -------
Total from distributions                                       --              --             --             --            --
                                                          -------         -------         ------        -------       -------
Net asset value, end of year                              $  5.76         $  5.39         $ 6.01        $  3.01       $  4.35
                                                          -------         -------         ------        -------       -------
                                                          -------         -------         ------        -------       -------
TOTAL RETURN                                                6.86%         (10.17%)        99.67%        (30.80%)      (66.89%)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                       19,265          33,794         32,728         10,481        20,136
Ratio of expenses to average net assets**<F20>              3.29%           2.29%          2.82%          2.07%         1.66%
Ratio of net investment loss to average
  net assets***<F21>                                       (3.02%)         (2.24%)        (2.41%)        (1.41%)       (0.89%)
Portfolio turnover rate                                    142.9%           79.5%         119.9%         408.5%        275.5%




*<F19> Net investment loss per share is calculated using average shares outstanding.
**<F20> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been 2.88%.
***<F21> If the Fund had paid all of its expenses for the year ended September 30, 2003, the ratio would have been (2.47%).

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Balanced Fund

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

  The Reynolds Balanced Fund was managed as the Reynolds U.S. Government Bond Fund for the first four months of the fiscal year ended September 30, 2005. During this period the Fund's portfolio consisted 100% of fixed income investments. As of February 1, 2005, the Bond Fund changed its objectives from "Seeking A High Level of Current Income" to "Seeking Capital Appreciation and Income", its name was changed to the Reynolds Balanced Fund and the Fund began investing in a mixture of fixed income instruments and equities. With long-term interest rates on U. S. Government securities at 40-year lows and inflation at modest levels, the fixed income portion of the portfolio maintained a short- to intermediate-maturity schedule throughout the fiscal year ended September 30, 2005. The equity portion of the Reynolds Balanced Fund was positively affected in its fiscal year ended September 30, 2005 by, among other things, the strengthening economy and stronger corporate earnings. The equity portion of the Balanced Fund was negatively affected by, among other things, higher interest rates and energy costs, problems in Iraq and natural disasters such as hurricanes. The Fund's return was -1.03% during the first half of the fiscal year (six months ended March 31, 2005). The Fund's return was 3.22% during the second half of the fiscal year (six month period ended September 30, 2005). The Reynolds Balanced Fund had a one-year return of 2.15% compared to the Lehman Government Bond Index, of 2.47%. The Fund underperformed this bond index largely due to the average maturity of the bonds in the portfolio having a shorter average maturity than the bonds represented in this Index. The S&P 500 Index had a return of 12.25% during the twelve months ended September 30, 2005. Ownership of common stocks in addition to bonds had a positive effect on the returns during the second half of the fiscal year ended September 30, 2005 as bonds generally declined in value as interest rates increased while the stock market generally had gains during that period. Two of the reasons the Fund underperformed the S&P 500 Index during the twelve months ended September 30, 2005 were; (1) during the first four months of the fiscal year the Fund's objectives did not allow for investment in common stocks and (2) during the last eight months of the fiscal year the percentage of equities in the portfolio was too low. As of September 30, 2005 the portfolio consisted of 44.8% common stocks, 53.6% bonds and 1.6% cash and equivalents.

             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
 REYNOLDS BALANCED FUND*<F22>, S&P 500 INDEX(1)<F23> AND LEHMAN GOVERNMENT BOND
                                 INDEX(2)<F24>

                   Reynolds Balanced                          Lehman Government
      DATE             Fund*<F22>           S&P 500 Index         Bond Index
      ----             ----------           -------------         ----------
     9/30/95            $10,000               $10,000               $10,000
     9/30/96            $10,449               $12,040               $10,440
     9/30/97            $11,044               $16,940               $11,400
     9/30/98            $11,716               $18,490               $12,950
     9/30/99            $12,088               $23,631               $12,730
   9/30/2000            $12,675               $26,770               $13,644
   9/30/2001            $13,460               $19,643               $15,453
   9/30/2002            $13,692               $15,619               $17,004
   9/30/2003            $13,801               $19,430               $17,608
   9/30/2004            $14,078               $22,125               $18,052
   9/30/2005            $14,381               $24,836               $18,498

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

                          AVERAGE ANNUAL TOTAL RETURN
                 1-YEAR              5-YEAR             10-YEAR
                 -----               ------             -------
                 2.15%               2.56%               3.70%

Past performance is not predictive of future performance. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*<F22> Prior to January 31, 2005, the Balanced Fund was known as the Reynolds U.S. Government Bond Fund and it invested primarily in U.S. Government securities.
(1)<F23> The Standard & Poor's 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor's Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock's weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding).
          Stocks may be added or deleted from the Index from time to time.
(2)<F24> The Lehman Government Bond Index is made up of the Treasury Bond Index (all public obligations at the U.S. Treasury, excluding flower bonds and foreign-targeted issues) and the Agency Bond Index (all publicly issued debt of U.S. Government agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government). All issues have at least one year to maturity and an outstanding par value of at least $100 million.

Reynolds Balanced Fund

STATEMENT OF NET ASSETS
September 30, 2005

    SHARES                                                          VALUE
    ------                                                          -----
LONG-TERM INVESTMENTS -- 98.4% (A)<F25>
COMMON STOCKS -- 44.8% (A)<F25>
            BANKS -- 2.6%
       400  Citigroup Inc.                                       $   18,208
       500  JPMorgan Chase & Co.                                     16,965
       200  Wells Fargo & Co.                                        11,714
                                                                 ----------
                                                                     46,887
            BEVERAGES -- 1.3%
       300  The Coca-Cola Co.                                        12,957
       200  PepsiCo, Inc.                                            11,342
                                                                 ----------
                                                                     24,299
            DRUGS -- 1.4%
       300  Bristol-Myers Squibb Co.                                  7,218
       400  Merck & Co. Inc.                                         10,884
       300  Pfizer Inc.                                               7,491
                                                                 ----------
                                                                     25,593
            ELECTRICAL EQUIPMENT -- 0.9%
       500  General Electric Co.                                     16,835

            FINANCIAL SERVICES -- 2.8%
       200  PNC Financial
              Services Group, Inc.                                   11,604
       500  U.S. Bancorp                                             14,040
       200  Wachovia Corp.                                            9,518
       400  Washington Mutual, Inc.                                  15,688
                                                                 ----------
                                                                     50,850
            FOODS -- 2.2%
       300  Altria Group, Inc.                                       22,113
       300  H.J. Heinz Co.                                           10,962
       400  Sara Lee Corp.                                            7,580
                                                                 ----------
                                                                     40,655
            GROCERY STORES -- 0.4%
       300  Albertson's, Inc.                                         7,695

            HOUSEHOLD PRODUCTS -- 3.8%
       200  Gillette Co.                                             11,640
       600  Newell Rubbermaid Inc.                                   13,590
       200  Procter & Gamble Co.                                     11,892
       300  The Stanley Works                                        14,004
       800  Tupperware Corp.                                         18,224
                                                                 ----------
                                                                     69,350
            INTEGRATED OIL & GAS -- 7.8%
       300  BP PLC - SP-ADR                                          21,255
       400  Chevron Corp.                                            25,892
       300  ConocoPhillips                                           20,973
       400  Exxon Mobil Corp.                                        25,416
       500  Marathon Oil Corp.                                       34,465
       200  Royal Dutch Shell PLC  - ADR                             13,128
                                                                 ----------
                                                                    141,129
            NATURAL GAS -- 1.1%
       200  Kinder Morgan, Inc.                                      19,232

            OFFICE EQUIPMENT & SUPPLIES -- 1.0%
     1,200  Standard Register Co.                                    17,940

            PAPER & FOREST PRODUCTS -- 0.8%
       200  Weyerhaeuser Co.                                         13,750

            TELEPHONE SERVICES -- 2.5%
       300  BellSouth Corp.                                           7,890
       400  SBC Communications Inc.                                   9,588
       900  Telefonos de Mexico
              SA de CV - SP-ADR L                                    19,143
       300  Verizon Communications Inc.                               9,807
                                                                 ----------
                                                                     46,428
            UTILITIES -- 15.8%
       600  American Electric Power Company, Inc.                    23,820
       300  Consolidated Edison, Inc.                                14,565
       500  Duke Energy Corp.                                        14,585
       600  Edison International                                     28,368
       600  Energy East Corp.                                        15,114
       300  Exelon Corp.                                             16,032
       500  FPL Group, Inc.                                          23,800
       300  Hawaiian Electric Industries, Inc.                        8,364
       600  ONEOK, Inc.                                              20,412
       700  PG&E Corp.                                               27,475
       300  Pinnacle West Capital Corp.                              13,224
       600  PPL Corp.                                                19,398
       600  Puget Energy, Inc.                                       14,088
       500  Southern Co.                                             17,880
       500  UGI Corp.                                                14,075
       800  Xcel Energy, Inc.                                        15,688
                                                                 ----------
                                                                    286,888
            WIRELESS COMMUNICATION --  0.4%
       300  Vodafone Group PLC - SP-ADR                               7,791
                                                                 ----------
                Total common stocks
                  (cost $784,986)                                   815,322

FEDERAL AGENCIES -- 53.6% (A)<F25>
  $300,000  Federal Home Loan Bank,
              3.00%, due 12/10/05 (b)<F26>                          293,724
   200,000  Federal Home Loan Mortgage Corp.,                       197,007
              3.50%, due 3/26/06 (b)<F26>
   200,000  Federal Home Loan Bank,
              3.00%, due 3/30/06 (b)<F26>                           196,196
   300,000  Federal Home Loan Bank,
              3.30%, due 12/18/08                                   289,577
                                                                 ----------
                Total federal agencies
                  (cost $998,681)                                   976,504
                                                                 ----------
                Total long-term investments
                  (cost $1,783,667)                               1,791,826

  PRINCIPAL
   AMOUNT
   ------
SHORT-TERM INVESTMENTS -- 1.2% (A)<F25>
            VARIABLE RATE DEMAND NOTE -- 1.2%
  $ 22,196  U.S. Bank, N.A., 3.59%                                   22,196
                                                                 ----------
                Total short-term investments
                  (cost $22,196)                                     22,196
                                                                 ----------
                Total investments
                  (cost $1,805,863)                               1,814,022
            Cash and receivables,
              less liabilities -- 0.4% (A)<F25>                       6,470
                                                                 ----------
                NET ASSETS                                       $1,820,492
                                                                 ----------
                                                                 ----------
            Net Asset Value Per Share
              ($0.01 par value, 20,000,000
              shares authorized), offering
              and redemption price
              ($1,820,492 / 189,077
              shares outstanding)                                $     9.63
                                                                 ----------
                                                                 ----------

(A)<F25>  Percentages for the various classifications relate to net assets.
(b)<F26> Variable Rate Security- the rate reported is the rate in effect as of September 30, 2005. The date shown is the next interest adjustment date.
ADR - American Depository Receipt

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Balanced Fund

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005
INCOME:
  Dividends                                                        $ 11,553
  Interest                                                           49,283
                                                                   --------
     Total income                                                    60,836
                                                                   --------
EXPENSES:
  Professional fees                                                  28,981
  Transfer agent fees                                                19,876
  Management fees                                                    14,050
  Registration fees                                                   6,235
  Administrative services                                             3,864
  Printing and postage expense                                        1,903
  Custodian fees                                                      1,823
  Board of Directors fees                                             1,250
  Insurance expense                                                     520
  Other expenses                                                      2,798
                                                                   --------
     Total expenses before reimbursement and
       management fee waiver                                         81,300
  Less expenses reimbursed and waived by adviser                    (60,484)
                                                                   --------
     Net expenses                                                    20,816
                                                                   --------
NET INVESTMENT INCOME                                                40,020
                                                                   --------
NET REALIZED LOSS ON INVESTMENTS                                    (28,267)
NET CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS                 26,893
                                                                   --------
NET LOSS ON INVESTMENTS                                              (1,374)
                                                                   --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $ 38,646
                                                                   --------
                                                                   --------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Balanced Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2005 and 2004

                                                           2005        2004
                                                           ----        ----
OPERATIONS:
  Net investment income                                $   40,020  $   69,456
  Net realized loss on investments                        (28,267)     (4,459)
  Net change in unrealized appreciation
    on investments                                         26,893      (7,757)
                                                       ----------  ----------
     Net increase in net assets resulting
       from operations                                     38,646      57,240
                                                       ----------  ----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income ($0.2044
    and $0.2202 per share, respectively)                  (40,020)*   (69,456)*
                                                                <F27>      <F27>
                                                       ----------  ----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (25,047 and
    60,298 shares, respectively)                          239,676     578,789
  Net asset value of shares issued in distributions
    reinvested (4,649 and 7,168 shares, respectively)      44,589      68,728
  Cost of shares redeemed (132,015 and 115,953
    shares, respectively)                              (1,269,955) (1,109,783)
                                                       ----------  ----------
     Net decrease in net assets derived from
       Fund share activities                             (985,690)   (462,266)
                                                       ----------  ----------
     TOTAL DECREASE                                      (987,064)   (474,482)
NET ASSETS AT THE BEGINNING OF THE YEAR                 2,807,556   3,282,038
                                                       ----------  ----------
NET ASSETS AT THE END OF THE YEAR (Includes
  Accumulated net investment income of $0 and
  $0, respectively)                                    $1,820,492  $2,807,556
                                                       ----------  ----------
                                                       ----------  ----------
*<F27>  Note 8

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)


                                                                          FOR THE YEARS ENDED SEPTEMBER 30,
                                                        ------------------------------------------------------------------
                                                        2005+<F28>       2004           2003           2002           2001
                                                        ----------       ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                       $   9.63       $   9.66       $   9.72       $   9.77       $   9.62
Income from investment operations:
  Net investment income                                      0.20           0.22           0.15           0.22           0.43
  Net realized and unrealized gains (losses)
    on investments                                          (0.00)***      (0.03)         (0.06)         (0.05)          0.15
                                                         -------- <F31> --------       --------       --------       --------
Total from investment operations                             0.20           0.19           0.09           0.17           0.58
Less distributions:
  Dividends from net investment income                      (0.20)         (0.22)         (0.15)         (0.22)         (0.43)
  Distribution from net realized gains                         --             --             --             --             --
                                                         --------       --------       --------       --------       --------
Total from distributions                                    (0.20)         (0.22)         (0.15)         (0.22)         (0.43)
                                                         --------       --------       --------       --------       --------
Net asset value, end of year                             $   9.63       $   9.63       $   9.66       $   9.72       $   9.77
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------
TOTAL RETURN                                                2.15%          1.48%          0.80%          1.72%          6.19%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                        1,820          2,808          3,282          3,733          4,586
Ratio of expenses (after reimbursement) to
  average net assets*<F29>                                  1.11%          0.90%          0.90%          0.90%          0.90%
Ratio of net investment income to average
  net assets**<F30>                                         2.14%          2.29%          1.55%          2.24%          4.50%
Portfolio turnover rate                                     53.0%          46.1%         190.0%         138.1%          18.6%


+<F28> Prior to January 31, 2005, the Balanced Fund was known as the Reynolds U.S. Government Bond Fund and it invested primarily in U.S. Government securities.
*<F29> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 4.34%, 3.19%, 2.21%, 2.00% and 2.09% for the years ended September 30, 2005, 2004, 2003, 2002 and 2001, respectively.
**<F30> The ratios of net investment income prior to adviser's expense limitation undertaking to average net assets for the years ended September 30, 2005, 2004, 2003, 2002 and 2001 would have been (1.09%),
          0.00%, 0.24%, 1.14% and 3.31%, respectively.
***<F31>  Less than $0.005 per share.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Money Market Fund

STATEMENT OF NET ASSETS
September 30, 2005

   PRINCIPAL
     AMOUNT                                                         VALUE
     ------                                                         -----
SHORT-TERM INVESTMENTS -- 100.3% (A)<F32>
               U.S. TREASURY SECURITIES -- 89.2%
  $1,000,000   U.S. Treasury Bills, 2.20%, due 10/06/05          $  999,694
     800,000   U.S. Treasury Bills, 2.44%, due 10/06/05             799,729
     500,000   U.S. Treasury Bills, 3.01%, due 10/06/05             499,791
     500,000   U.S. Treasury Bills, 3.16%, due 10/06/05             499,781
     500,000   U.S. Treasury Bills, 3.20%, due 10/13/05             499,466
     500,000   U.S. Treasury Bills, 3.23%, due 10/20/05             499,148
     500,000   U.S. Treasury Bills, 3.21%, due 10/27/05             498,841
                                                                 ----------
                   Total U.S. treasury securities
                   (amortized cost $4,296,450)                    4,296,450
               VARIABLE RATE DEMAND NOTES -- 11.1%
      54,494   American Family Financial Services, 3.44%             54,494
     240,000   U.S. Bank, N.A., 3.59%                               240,000
     240,000   Wisconsin Corporate Central Credit Union, 3.51%      240,000
                                                                 ----------
                   Total variable rate demand notes
                   (cost $534,494)                                  534,494
                                                                 ----------
                   Total investments (amortized
                   cost $4,830,944)                               4,830,944
               Liabilities, less cash and
                 receivables -- (0.3%) (A)<F32>                    (12,551)
                                                                 ----------
                   NET ASSETS                                    $4,818,393
                                                                 ----------
                                                                 ----------
               Net Asset Value Per Share ($0.01 par value,
                 500,000,000 shares authorized),
                 offering and redemption price
                 (4,818,393 / 4,818,393 shares outstanding)      $     1.00
                                                                 ----------
                                                                 ----------

(A)<F32>   Percentages for the various classifications relate to net assets.


  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund

STATEMENT OF OPERATIONS
For the Year Ended September 30, 2005

INCOME:
  Interest                                                        $ 116,539
                                                                  ---------
EXPENSES:
  Professional fees                                                  27,780
  Management fees                                                    24,977
  Transfer agent fees                                                21,373
  Registration fees                                                  17,570
  Administrative services                                             8,000
  Printing and postage expense                                        4,009
  Board of Directors fees                                             3,750
  Custodian fees                                                      2,048
  Insurance expense                                                   1,486
  Other expenses                                                      3,236
                                                                  ---------
      Total expenses before reimbursement and
        management fee waiver                                       114,229
  Less expenses reimbursed and waived by adviser                    (81,168)
                                                                  ---------
      Net expenses                                                   33,061
                                                                  ---------
NET INVESTMENT INCOME                                                83,478
NET REALIZED LOSS ON INVESTMENTS                                        (37)
                                                                  ---------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  83,441
                                                                  ---------
                                                                  ---------

  The accompanying notes to financial statements are an integral part of this statement.

Reynolds Money Market Fund

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2005 and 2004

                                                     2005          2004
                                                     ----          ----
OPERATIONS:
  Net investment income                          $    83,478    $    12,290
  Net realized loss on investments                       (37)            --
                                                 -----------    -----------
      Net increase in net assets resulting
        from operations                               83,441         12,290
                                                 -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends from net investment income ($0.0171
    and $0.0022 per share, respectively)             (83,441)*      (12,290)*
                                                            <F33>         <F33>
                                                 -----------    -----------
FUND SHARE ACTIVITIES:
  Proceeds from shares issued (6,604,084 and
    11,742,156 shares, respectively)               6,604,084     11,742,156
  Net asset value of shares issued in
    distributions reinvested (71,771 and
    9,169 shares, respectively)                       71,771          9,169
  Cost of shares redeemed (8,584,286 and
    10,212,049 shares, respectively)              (8,584,286)   (10,212,049)
                                                 -----------    -----------
      Net (decrease) increase in net assets
        derived from Fund share activities        (1,908,431)     1,539,276
                                                 -----------    -----------
      TOTAL (DECREASE) INCREASE                   (1,908,431)     1,539,276
NET ASSETS AT THE BEGINNING OF THE YEAR            6,726,824      5,187,548
                                                 -----------    -----------
NET ASSETS AT THE END OF THE YEAR (Includes
  Undistributed net investment income of $0
  and $0, respectively)                          $ 4,818,393    $ 6,726,824
                                                 -----------    -----------
                                                 -----------    -----------
*<F33>  Note 8

FINANCIAL HIGHLIGHTS
(Selected data for each share of the Fund outstanding throughout each year)



                                                                           FOR THE YEARS ENDED SEPTEMBER 30,
                                                            ---------------------------------------------------------------
                                                            2005          2004           2003            2002          2001
                                                            ----          ----           ----            ----          ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                         $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
Income from investment operations:
  Net investment income                                      0.02           0.00*<F34>     0.00*<F34>     0.01           0.04
Less distributions:
  Dividends from net investment income                      (0.02)         (0.00)*<F34>   (0.00)*<F34>   (0.01)         (0.04)
                                                           ------         ------         ------         ------         ------
Net asset value, end of year                               $ 1.00         $ 1.00         $ 1.00         $ 1.00         $ 1.00
                                                           ------         ------         ------         ------         ------
                                                           ------         ------         ------         ------         ------
TOTAL RETURN                                                1.72%          0.22%          0.38%          1.03%          4.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's $)                        4,818          6,727          5,188          9,716         15,467
Ratio of expenses
  (after reimbursement) to average net assets**<F35>        0.66%          0.68%          0.68%          0.67%          0.66%
Ratio of net investment income to average
  net assets***<F36>                                        1.67%          0.22%          0.42%          1.08%          4.29%


*<F34>    Less than $0.005 per share.
**<F35> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been 2.28%, 2.34%, 1.72%, 1.24% and 1.10% for the years ended September 30, 2005, 2004, 2003, 2002 and 2001, respectively. ***<F36> If the Fund had paid all of its expenses, the ratios would have been
          0.05%, (1.44%), (0.62%), 0.51% and 3.85% for the years ended September
          30, 2005, 2004, 2003, 2002 and 2001, respectively.

  The accompanying notes to financial statements are an integral part of these statements.

Reynolds Funds, Inc.

NOTES TO FINANCIAL STATEMENTS
September 30, 2005

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --
     The following is a summary of significant accounting policies of the Reynolds Funds, Inc. (the "Company"), which is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: the Reynolds Blue Chip Growth Fund ("Blue Chip Fund"), the Reynolds Opportunity Fund ("Opportunity Fund"), the Reynolds Fund ("Reynolds Fund"), the Reynolds Balanced Fund ("Balanced Fund") and the Reynolds Money Market Fund ("Money Market Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Maryland on April 28,1988.

     The investment objective of the Blue Chip Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks issued by well-established growth companies commonly referred to as "blue chip" companies; the investment objective of the Opportunity Fund is to produce long-term growth of capital by investing in a diversified portfolio of common stocks having above average growth characteristics; the investment objective of the Reynolds Fund is to produce long-term growth of capital; the investment objective of the Balanced Fund is to seek capital appreciation and income by investing in common stocks and fixed income securities; and the investment objective of the Money Market Fund is to provide a high level of current income, consistent with liquidity, the preservation of capital and a stable net asset value, by investing in a diversified portfolio of high-quality, highly liquid money market instruments.

     (a) Each security for the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Balanced Fund, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded, or if no sale is reported, the latest bid price. Securities which are traded on the Nasdaq National Market or the Nasdaq SmallCap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Short-term investments with maturities of 60 days or less held by these Funds and all instruments held by the Money Market Fund are valued at amortized cost which approximates value. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security is the amount which the Fund might receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (c) The Funds record dividend income on the ex-dividend date and interest income on an accrual basis.

     (d) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (e) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (f) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (g) No provision has been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --
     The Funds have management agreements with Reynolds Capital Management ("RCM"), #with whom certain officers and a director of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund and the Reynolds Fund will pay RCM a monthly management fee at the annual rate of 1% of such Funds' daily net assets; from the Balanced Fund a monthly fee of 0.75% of such Fund's daily net assets; and from the Money Market Fund a monthly fee of 0.50% of such Fund's daily net assets. For the year ended September 30, 2005, RCM voluntarily waived $5,538 and $24,977 of the management fees due from the Balanced Fund and the Money Market Fund, respectively, under the agreements.

     In addition, RCM has voluntarily reimbursed the Opportunity Fund for expenses over 2.00% of the daily net assets of the Fund totaling $24,049 and the Money Market Fund for expenses over 0.65%, of the daily net assets of the Fund totaling $56,191. Prior to January 31, 2005, RCM voluntarily reimbursed the Balanced Fund (f/k/a Reynolds U.S. Government Bond Fund) for expenses over 0.90% and effective January 31, 2005, RCM has agreed to reimburse the Balanced Fund to the extent necessary to insure that total annual fund operating expenses do not exceed 2.00%. In addition to the reimbursement required under the terms of the agreement, RCM voluntarily reimbursed the Balanced Fund to the extent necessary to insure that total annual fund operating expenses did not exceed 1.25% for the fiscal year ending September 30, 2005. For the year ended September 30, 2005, RCM has voluntarily reimbursed the Balanced Fund $54,946. Reimbursements to the Balanced Fund and the Money Market Fund are voluntary and may be modified or discontinued at any time by RCM.

     The Funds have administrative agreements with Fiduciary Management, Inc. ("FMI"), with whom an officer of the Funds is affiliated, to supervise all aspects of the Funds' operations except those per#formed by RCM pursuant to the management agreements. Under the terms of the agreements, the Blue Chip Fund, the Opportunity Fund, the Reynolds Fund and the Balanced Fund will pay FMI a monthly administrative fee at the annual rate of 0.20% of such Funds' daily net assets up to and including $30,000,000 and 0.10% of such Funds' daily net assets in excess of $30,000,000; subject to a fiscal year minimum of twenty thousand dollars. FMI has voluntarily waived the minimum for the fiscal year ended September 30, 2005. Prior to January 31, 2005, the Balanced Fund paid FMIa monthly administrative fee at the annual rate of 0.10% of daily net assets. The Money Market Fund will pay FMI a monthly administrative fee at the annual rate of 0.10% of daily net assets.

     The Blue Chip Fund, Opportunity Fund and the Reynolds Fund have adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund adopting it may incur certain costs which may not exceed a maximum amount equal to 0.25% per annum of such Fund's average daily net assets. Payments made pursuant to the Plan may only be used to pay distribution expenses incurred in the current year.

     In the normal course of business the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(3)  CREDIT FACILITY --
     U.S. Bank, N.A. has made available to the Blue Chip Fund, Opportunity Fund, Reynolds Fund and Money Market Fund a credit facility pursuant to the respective Credit Agreements dated August 7, 2000 for the purpose of having cash available to cover incoming redemptions. The Reynolds Fund can also use the credit facility to purchase securities. The Credit Agreements expire July 31, 2006. The terms of the respective agreements are as follows:

                                                       BLUE CHIP          OPPORTUNITY           REYNOLDS          MONEY MARKET
                                                          FUND                FUND                FUND                FUND
                                                          ----                ----                ----                ----
          Payment Terms                              Due in 45 days      Due in 45 days      Due in 90 days      Due in 45 days
          Interest                                  Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%     Prime Rate - 1%
          Unused Line Fees                               0.10%               0.10%               0.10%               0.10%
          Credit Limit 10/1/04-7/31/05                 $5,000,000          $3,000,000         $15,000,000           $600,000
          Credit Limit 8/1/05-9/30/05                  $5,000,000           $975,000          $10,000,000           $500,000
                                                                                             Variable Limit
          Average Daily Balance Outstanding             $229,978            $91,132            $8,074,507              $0
          Maximum Amount Outstanding                   $4,786,000           $902,000          $15,000,000              $0
          Interest Expense                              $14,493              $6,621             $368,119              $628



(4)  DISTRIBUTIONS TO SHAREHOLDERS --
     Net investment income, if any, for the Blue Chip, Opportunity and Reynolds Funds are distributed to shareholders at least annually. The Balanced Fund distributes substantially all of its net investment income quarterly and the Money Market Fund distributes substantially all of its net investment income monthly. All Funds will distribute net realized gains, if any, to shareholders at least annually.

                                                                  LONG-TERM
                           RECORD    DISTRIBUTION    PAYABLE    CAPITAL GAINS
                            DATE         DATE         DATE       DISTRIBUTION
                            ----         ----         ----       ------------
     Opportunity Fund     10/26/05     10/27/05     10/28/05       $0.03002

(5)  INVESTMENT TRANSACTIONS --
     For the year ended September 30, 2005, purchases and proceeds of sales of investment securities (excluding short-term securities) were as follows:

                                           PURCHASES         SALES
                                           ---------         -----
     Blue Chip Fund                   $112,323,630        $152,389,424
     Opportunity Fund                   14,435,490          21,736,794
     Reynolds Fund                      47,925,729          74,368,674
     Balanced Fund                         914,147           1,700,399

(6)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --
     As of September 30, 2005, liabilities of the Funds included the following:


                                                     BLUE CHIP     OPPORTUNITY      REYNOLDS          BALANCED     MONEY MARKET
                                                       FUND            FUND           FUND              FUND           FUND
                                                       ----            ----           ----              ----           ----
          Payable to brokers for securities
            purchased                              $2,463,728        $492,904      $ 627,239           $45,094       $     --
          Payable to RCM for management fees           44,877          10,779         15,811             1,126             --
          Payable to FMI for administrative fees        6,953           2,156          3,162               284            393
          Payable to shareholders for redemptions       2,000           1,286          8,911                --             --
          Due to custodian                             25,410           3,318             --                --             --
          Interest payable                                417              83         19,039                --             42
          Other liabilities                            81,684          47,711         38,092               133          3,479
          Loan payable                                     --              --      4,683,000                --             --




(7)  SOURCES OF NET ASSETS --
     As of September 30, 2005, the sources of net assets were as follows:



                                                 BLUE CHIP        OPPORTUNITY         REYNOLDS       BALANCED     MONEY MARKET
                                                   FUND              FUND               FUND           FUND           FUND
                                                   ----              ----               ----           ----           ----
          Fund shares issued and outstanding    $148,046,381      $ 8,474,914       $67,591,456      $1,876,225    $4,818,393
          Net unrealized appreciation
            on investments                        10,809,946        4,737,759         4,481,918           8,159            --
          Accumulated net realized loss
            on investments                      (104,414,897)         (94,871)      (52,808,702)        (63,892)            --
                                                ------------      -----------       -----------      ----------    ----------
                                                $ 54,441,430      $13,117,802       $19,264,672      $1,820,492    $4,818,393
                                                ------------      -----------       -----------      ----------    ----------
                                                ------------      -----------       -----------      ----------    ----------



(8)  INCOME TAX INFORMATION --
     The following information for the Funds is presented on an income tax basis as of September 30, 2005:


                                                      GROSS            GROSS       NET UNREALIZED  DISTRIBUTABLE     DISTRIBUTABLE
                                   COST OF         UNREALIZED        UNREALIZED     APPRECIATION      ORDINARY         LONG-TERM
                                 INVESTMENTS      APPRECIATION      DEPRECIATION   ON INVESTMENTS      INCOME        CAPITAL GAINS
                                 -----------      ------------      ------------   --------------      ------        -------------
     Blue Chip Fund               $42,374,337     $11,228,675         $628,478       $10,600,197        $   --            $--
     Opportunity Fund               8,441,603       4,778,132          156,440         4,621,692            --
                                       21,195
     Reynolds Fund                 19,208,165       4,783,708          548,966         4,234,742            --                    --
     Balanced Fund                  1,805,863          45,684           37,525             8,159            --                    --
     Money Market Fund              4,830,944              --               --                --            --                    --


     The difference, if any, between the cost amount for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

     The tax components of dividends paid during the year ended September 30, 2005, capital loss carryovers, which may be used to offset future capital gains, subject to Internal Revenue Code limitations (expiring in varying amounts through 2013), as of September 30, 2005, and tax basis post-October losses as of September 30, 2005, which are not recognized for tax purposes until the first day of the following fiscal year are:



                                                  SEPTEMBER 30, 2005                                 SEPTEMBER 30, 2004
                           -----------------------------------------------------------       ----------------------------------
                             ORDINARY        LONG-TERM        NET CAPITAL                        ORDINARY           LONG-TERM
                              INCOME       CAPITAL GAINS         LOSS        POST-OCTOBER         INCOME          CAPITAL GAINS
                           DISTRIBUTIONS   DISTRIBUTIONS      CARRYOVERS        LOSSES        DISTRIBUTIONS       DISTRIBUTIONS
                           -------------   -------------      ----------        ------        -------------       -------------
     Blue Chip Fund          $     --        $       --     $104,205,149      $       --          $     --          $       --
     Opportunity Fund              --         1,432,499               --              --                --           1,226,731
     Reynolds Fund                 --                --       43,507,952       9,053,580                --                  --
     Balanced Fund             40,020                --           35,624          28,267            69,456                  --
     Money Market Fund         83,441                --            2,935              37            12,290                  --


     The Blue Chip Fund, Reynolds Fund and Balanced Fund have utilized $7,028,488, $5,599,986 and $4,459, respectively, of their post-October losses from the prior year to increase current year net capital losses. The Balanced Fund had capital loss carryovers of $2,405 which expired September 30, 2005.

     For corporate shareholders in the Balanced Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualifying for the dividends received deduction is 23% (unaudited).

     For shareholders in the Balanced Fund, the percentage of dividend income distributed for the year ended September 30, 2005 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003 is 23% (unaudited).

     Since there were no ordinary distributions paid for the year ended September 30, 2005 for the Blue Chip, Opportunity or Reynolds Funds, there are no distributions designated as qualifying for the dividends received deduction for corporate shareholders nor as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003.

(9)  LIQUIDATION OF MONEY MARKET FUND --
     On September 21, 2005, the Board of Directors of Reynolds Funds, Inc. determined that it is in the best interests of the shareholders of the Reynolds Money Market Fund to liquidate the Fund. In connection with this decision, the Money Market Fund stopped accepting orders to purchase shares of the Money Market Fund effective October 31, 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Reynolds Funds, Inc.

  In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (Reynolds Blue Chip Fund only), statements of net assets and the related statements of operations, of changes in net assets, of cash flows (Reynolds Fund only) and the financial highlights present fairly, in all material respects, the financial position of Reynolds Blue Chip Growth Fund, Reynolds Opportunity Fund, Reynolds Fund, Reynolds Balanced Fund (f/k/a Reynolds U.S. Government Bond Fund) and Reynolds Money Market Fund (constituting Reynolds Funds, Inc., hereafter referred to as the "Funds") at September 30, 2005, the results of each of their operations, the changes in each of their net assets, the cash flows (Reynolds Fund only) and their financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Milwaukee, Wisconsin

November 11, 2005

Reynolds Funds, Inc.

DIRECTORS AND OFFICERS

                                                                                                                      OTHER
                                             TERM OF                                                    # OF FUNDS    DIRECTORSHIPS
                              POSITION       OFFICE AND                                                 IN COMPLEX    HELD BY
NAME, AGE                     HELD WITH      LENGTH OF        PRINCIPAL OCCUPATION(S)                   OVERSEEN      DIRECTOR
AND ADDRESS                   THE FUNDS      TIME SERVED      DURING PAST FIVE YEARS                    BY DIRECTOR   OR OFFICER
-----------                   ---------      -----------      ----------------------                    -----------   ----------
NON-INTERESTED DIRECTORS:
Dennis N. Moser, 63           Director       Indefinite Term  Mr. Moser is an independent consultant.          5           None
77 Stockbridge                               Since January    From 2000 to 2001 he was the Chief
Atherton, CA  94026                          2002             Information Officer of Schoolpop,
                                                              Inc., a fund raising firm.

Robert E. Stauder, 75         Director       Indefinite Term  Mr. Stauder is retired.  He was a principal      5           None
5 Marsh Drive                                Since 1988       of Robinson Mills + Williams, an
Mill Valley, CA  94941                                        architectural and interior design firm,
                                                              from 1991 until 1996.

INTERESTED DIRECTOR:
Frederick L. Reynolds,* 63    Director,      Indefinite Term  Mr. Reynolds is the sole proprietor of           5           None
                     <F37>
Wood Island, Third Floor                     Since 1988       Reynolds Capital Management, the Funds'
80 East Sir Francis           President      One Year Term    investment adviser, organized in April, 1985.
  Drake Boulevard             and            since 1988
Larkspur, CA  94939           Treasurer

OTHER OFFICERS:
Donald O. Jesberg, 50         Chief          At Discretion    Mr. Jesberg is an employee of Reynolds           N/A         None
Wood Island, Third Floor      Compliance     of Board Since   Capital Management. Employment with the
80 East Sir Francis           Officer        September,       investment adviser commenced in September
  Drake Boulevard                            2004             2000.
Larkspur, CA 94939            Vice           One Year Term
                              President      since 2003
                              Assistant      One Year Term
                              Secretary      since 2002

Camille F. Wildes, 53         Secretary      One Year Term    Ms. Wildes is a Vice President of Fiduciary      N/A         None
100 E. Wisconsin Ave.                        since 1988       Management, Inc., the Funds' administrator,
Suite 2200                                                    and has been employed by such firm in
Milwaukee, WI  53202                                          various capacities since December, 1982.


------------
*<F37> Mr. Reynolds is the only interested director of the Company as that term is defined in the Investment Company Act of 1940. Mr. Reynolds is an interested director of the Company by reason of his being on officer of the Company and the sole proprietor of the investment adviser.

For additional information about the Directors and Officers or for a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call (800) 773-9665 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission (the "Commission") at http://www.sec.gov.
                                                         ------------------
Information on how the Funds voted proxies relating to portfolio securities during the twelve month period ending June 30, 2005 is available on the Funds' website at http://www.reynoldsfunds.com or the website of the Commission. The
           ----------------------------
Funds' file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Commission's website. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

                                 REYNOLDS FUNDS
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939
                             www.reynoldsfunds.com

                               BOARD OF DIRECTORS
                                DENNIS N. MOSER
                             FREDERICK L. REYNOLDS
                               ROBERT E. STAUDER

                               INVESTMENT ADVISER
                          REYNOLDS CAPITAL MANAGEMENT
                            Wood Island, Third Floor
                      80 East Sir Francis Drake Boulevard
                           Larkspur, California 94939

                                 ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                     100 East Wisconsin Avenue, Suite 2200
                           Milwaukee, Wisconsin 53202

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                           Milwaukee, Wisconsin 53202
                                 1-800-773-9665
                               OR 1-800-7REYNOLDS
                                 1-414-765-4124

                                   CUSTODIAN
                                U.S. Bank, N.A.
                               425 Walnut Street
                             Cincinnati, Ohio 45202

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1800
                           Milwaukee, Wisconsin 53202

                                 LEGAL COUNSEL
                              FOLEY & LARDNER LLP
                           777 East Wisconsin Avenue
                           Milwaukee, Wisconsin 53202

ITEM 2. CODE OF ETHICS.
-----------------------

Registrant has adopted a code of ethics.  See attached Exhibit 12 (a).


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
-----------------------------------------

Registrant's Board of Directors has determined that it does not have an "audit committee financial expert" serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

(a)    Audit Fees

$53,500 (FY 2005) and $50,050 (FY 2004) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b)    Audit-Related Fees

There were no fees billed in each of the last two fiscal years for Audit-Related Fees.

(c)Tax Fees

$25,800 (FY 2005) and $24,125 (FY 2004) are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to registrant's investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)      All Other Fees

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) - (c) of this Item 4.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to registrant's investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) or Rule 2-01 or Regulation S-X.

(e) (1)   None

(e) (2)   None

(f)  Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant's investment adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
--------------------------------

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES.
--------------------------------

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
-------------------------------------------------------------------------

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
---------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS.
----------------------------------

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
-------------------------------------------------------------

None.

ITEM 11.  CONTROLS AND PROCEDURES.
----------------------------------

(a) The disclosure controls and procedures of the Reynolds Funds, Inc. are periodically evaluated. As of October 7, 2005, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the Reynolds Funds, Inc. are periodically evaluated. There were no changes to Reynolds Funds' internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, such controls.

ITEM 12. EXHIBITS.
------------------

(a)  Any code of ethics or amendment thereto. Filed herewith.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     Reynolds Funds, Inc.
     --------------------
     Registrant

     By /s/ Frederick L. Reynolds
        -------------------------
        Frederick L. Reynolds, Principal Executive Officer

     Date  November 28, 2005
           -----------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     Reynolds Funds, Inc.
     --------------------
     Registrant

     By /s/ Frederick L. Reynolds
        --------------------------
        Frederick L. Reynolds, Principal Financial Officer

     Date  November 28, 2005
           -----------------